Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                Registration File No. 333-131630

                        Alternative Loan Trust 2006-OA17

                                Final Term Sheet

                             [LOGO] Countrywide(R)

                          $1,560,610,100 (Approximate)

                                   CWALT, Inc.
                                    Depositor

                          Countrywide Home Loans, Inc.
                               Sponsor and Seller

                       Countrywide Home Loans Servicing LP
                                 Master Servicer

      This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-500-5409.

      This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.


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

                             FREE WRITING PROSPECTUS

              Mortgage Pass-Through Certificates, Series 2006-OA17

            Distributions payable monthly, beginning October 20, 2006

                                   ----------

The following classes of certificates are being offered pursuant to this free writing prospectus:

--------------------------------------------------------------------------------------------------------
                     Initial Class                                      Initial Class
                      Certificate                                        Certificate
                    Balance/Initial     Pass-Through                   Balance/Initial      Pass-Through
                  Notional Amount (1)     Rate (2)                    Notional Amount (1)      Rate (2)
--------------------------------------------------------------------------------------------------------
Class 1-A1-A         $ 700,000,000        Floating     Class A-R        $        100         Variable
--------------------------------------------------------------------------------------------------------
Class 1-A1-B         $  35,903,000        Floating     Class M-1        $ 34,273,000         Floating
--------------------------------------------------------------------------------------------------------
Class 1-A1-C         $  50,162,000        Floating     Class M-2        $ 31,882,000         Floating
--------------------------------------------------------------------------------------------------------
Class 1-A1-D         $  14,093,000        Floating     Class M-3        $ 11,159,000         Floating
--------------------------------------------------------------------------------------------------------
Class 1-A2-A         $ 155,000,000        Floating     Class M-4        $ 11,956,000         Floating
--------------------------------------------------------------------------------------------------------
Class 1-A2-B         $  63,949,000        Floating     Class M-5        $  10,362,000        Floating
--------------------------------------------------------------------------------------------------------
Class 1-A2-C         $  89,347,000        Floating     Class M-6        $   9,565,000        Floating
--------------------------------------------------------------------------------------------------------
Class 1-A2-D         $  25,103,000        Floating     Class M-7        $   7,970,000        Floating
--------------------------------------------------------------------------------------------------------
Class 1-A3           $ 200,039,000        Floating     Class M-8        $   6,376,000        Floating
--------------------------------------------------------------------------------------------------------
Class 2-A-1          $  64,924,000        Floating     Class M-9        $   7,970,000        Floating
--------------------------------------------------------------------------------------------------------
Class 2-A-2          $  16,231,000        Floating     Class M-10       $   7,970,000        Floating
--------------------------------------------------------------------------------------------------------
Class 1-X-P          $1,502,643,699 (3)   Variable     Class M-11       $   6,376,000        Floating
--------------------------------------------------------------------------------------------------------
Class 2-X            $ 91,442,256 (3)     Variable
--------------------------- ----------------------------------------------------------------------------

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 10%.

(2) The classes of certificates offered by this prospectus supplement, together with their pass-through rates, the index on which their pass-through rates are based and their initial ratings, are listed in the tables under "Summary--Description of the Certificates".

(3) The Class 1-X-P Certificates will consist of three interest-only components and three principal-only components. The Class 2-X Certificates will consist of three interest-only components and three principal-only components. The initial notional amount of each of the Class 1-X-P and Class 2-X Certificates is set forth in the table but is not included in the aggregate class certificate balance of all the certificates offered.

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                                     Summary

Issuing Entity

Alternative Loan Trust 2006-OA17, a common law trust formed under the laws of the State of New York.

Depositor

CWALT, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

Sponsor and Sellers

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

Originators

The Sponsor originated approximately 80.99% and 99.55% of the mortgage loans in loan group 1 and loan group 2, respectively. Additionally, approximately 13.83% of the mortgage loans in loan group 1 were originated by MortgageIT, Inc. The remainder of the mortgage loans in each loan group were originated by various other originators, which, individually, originated less than 10% of the mortgage loans in each loan group.

Master Servicer

Countrywide Home Loans Servicing LP.

Trustee

The Bank of New York

Pooling and Servicing Agreement

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

Cut-off Date

For any mortgage loan, the later of September 1, 2006 and the origination date for that mortgage loan (referred to as the "cut-off date").

Closing Date

On or about September 29, 2006.

The Mortgage Loans

The mortgage pool will consist of 30-year and 40-year conventional, adjustable rate, negative amortization mortgage loans secured by first liens on one-to-four family residential properties with an aggregate principal balance of $1,594,086,056 as of September 1, 2006. The mortgage pool will be divided into two separate groups. Each group of mortgage loans is referred to as a "loan group." The mortgage rate on each mortgage loan is fixed during an introductory period of one to three months after origination. Thereafter, the interest rate on each mortgage loan adjusts monthly based on a specified index, but the scheduled monthly payments on the mortgage loans adjust annually.

The statistical information presented in this free writing prospectus is as of the cut-off date. The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the mortgage loans in loan group 1 had the following characteristics:

Aggregate Current Principal Balance   $1,502,643,799

Number of Mortgage Loans              3,762

Average Current Principal Balance     $399,427

Range of Current Principal Balances   $50,393 to $3,001,651

Weighted Average Mortgage Rate less
   lender paid mortgage insurance     5.705%

Weighted Average Mortgage Rate        5.723%

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                                       4

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Range of Mortgage Rates               1.000% to 9.950%

Weighted Average Minimum Mortgage
   Rate                               3.310%

Weighted Average Maximum Mortgage
   Rate                               10.077%

Weighted Average Original
   Loan-to-Value Ratio                75.90%

Percentage of Mortgage Loans with
   Original Loan-to-Value Ratios
   Greater than 80%                   6.30%

Geographic Concentrations in excess
   of 10%:

     California                       62.29%

     Florida                          11.36%

Weighted Average Original Term to
   Stated Maturity                    401 months

Weighted Average Remaining Term to
   Stated Maturity                    400 months

Percentage of Mortgage Loans with
   Prepayment Charges                 87.56%

Minimum FICO Score                    525

Maximum FICO Score                    814

Weighted Average FICO Score           705

Number of Mortgage Loans with
   Unknown FICO Score                 0

Percentage of Mortgage Loans with
   Unknown FICO Score                 0.00%

Weighted Average Gross Margin         3.309%

Maximum Negative Amortization:

   110%                               2.26%

   115%                               97.74%

Weighted Average Maximum Negative
   Amortization                       114.89%

Weighted Average Initial Payment
   Adjustment Date                    September 2007

As of the cut-off date, the mortgage loans in loan group 2 had the following characteristics:

Aggregate Current Principal Balance   $91,442,256

Number of Mortgage Loans              259

Average Current Principal Balance     $353,059

Range of Current Principal Balances   $66,290 to $2,403,258

Weighted Average Mortgage Rate less
   lender paid mortgage insurance     5.475%

Weighted Average Mortgage Rate        5.496%

Range of Mortgage Rates               1.000% to 9.027%

Weighted Average Minimum Mortgage
   Rate                               3.860%

Weighted Average Maximum Mortgage
   Rate                               9.947%

Weighted Average Original
   Loan-to-Value Ratio                75.40%

Percentage of Mortgage Loans with
   Original Loan-to-Value Ratios
   Greater than 80%                   6.20%

Geographic Concentrations in excess
   of 10%:

     California                       39.07%

     Florida                          14.38%

Weighted Average Original Term to
   Stated Maturity                    378 months

Weighted Average Remaining Term to
   Stated Maturity                    377 months

Percentage of Mortgage Loans with
   Prepayment Charges                 67.88%

Minimum FICO Score                    620

Maximum FICO Score                    821

Weighted Average FICO Score           716

Number of Mortgage Loans with
   Unknown FICO Score                 1

Percentage of Mortgage Loans with
   Unknown FICO Score                 0.22%

Weighted Average Gross Margin         3.860%

Maximum Negative Amortization:

   110%                               3.43%

   115%                               96.57%

Weighted Average Maximum Negative
   Amortization                       114.83%

Weighted Average Initial Payment
   Adjustment Date                    September 2007

Relationship Between the Loan Groups and the Certificate Groups

The numeric prefix for each class of senior certificates designates the group of senior certificates to which that class belongs and corresponds to the loan group with the same number. The certificates with a "1" prefix are sometimes referred to in this free writing prospectus as the "group 1 senior certificates" and the certificates with a "2" prefix are

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                                       5

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sometimes referred to in this free writing prospectus as the "group 2 senior certificates". The Class A-R Certificates are part of the group 1 senior certificates. The subordinated certificates correspond to the mortgage loans in each loan group. The certificates generally receive distributions based on principal and interest collected from the mortgage loans in the corresponding loan group or loan groups.

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                                       6

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Description of the Certificates

The issuing entity will issue the following classes of certificates:

                             Initial
                        Class Certificate                                                        Initial      Initial
                         Balance/Initial                                                         Rating       Rating
      Class            Notional Amount (1)                        Type                        (Moody's) (2)  (S&P) (2)
      -----            -------------------                        ----                        -------------  ---------
Offered Certificates

Class 1-A1-A             $  700,000,000       Senior/Floating Pass-Through Rate/Super Senior       Aaa          AAA

Class 1-A1-B             $   35,903,000       Senior/Floating Pass-Through Rate/Super Senior       Aaa          AAA

Class 1-A1-C             $   50,162,000       Senior/Floating Pass-Through Rate/Super Senior       Aaa          AAA

Class 1-A1-D             $   14,093,000       Senior/Floating Pass-Through Rate/Super Senior       Aaa          AAA

Class 1-A2-A             $  155,000,000           Senior/Floating Pass-Through Rate/Super          Aaa          AAA
                                                              Senior/ Support

Class 1-A2-B             $   63,949,000           Senior/Floating Pass-Through Rate/Super          Aaa          AAA
                                                              Senior/ Support

Class 1-A2-C             $   89,347,000           Senior/Floating Pass-Through Rate/Super          Aaa          AAA
                                                              Senior/ Support

Class 1-A2-D             $   25,103,000           Senior/Floating Pass-Through Rate/Super          Aaa          AAA
                                                              Senior/ Support

Class 1-A3               $  200,039,000          Senior/Floating Pass-Through Rate/Support         Aaa          AAA

Class 2-A-1              $   64,924,000       Senior/ Floating Pass-Through Rate/Super Senior      Aaa          AAA

Class 2-A-2              $   16,231,000         Senior/ Floating Pass-Through Rate/Support         Aaa          AAA

Class 1-X-P              $1,502,643,699 (3)            Senior/Variable Pass-Through                Aaa          AAA
                                                     Rate/Component/Prepayment Charges

Class 2-X                $  91,442,256 (3)      Senior/Variable Pass-Through Rate/Component        Aaa          AAA

Class A-R                $          100         Senior/Variable Pass-Through Rate/Residual         Aaa          AAA

Class M-1                $   34,273,000           Subordinate/Floating Pass-Through Rate           Aaa          AA+

Class M-2                $   31,882,000           Subordinate/Floating Pass-Through Rate           Aa1          AA

Class M-3                $   11,159,000           Subordinate/Floating Pass-Through Rate           Aa1          AA-

Class M-4                $   11,956,000           Subordinate/Floating Pass-Through Rate           Aa1          A+

Class M-5                $   10,362,000           Subordinate/Floating Pass-Through Rate           Aa2           A

Class M-6                $    9,565,000           Subordinate/Floating Pass-Through Rate           Aa3          A-

Class M-7                $    7,970,000           Subordinate/Floating Pass-Through Rate           A1          BBB+

Class M-8                $    6,376,000           Subordinate/Floating Pass-Through Rate           A2           BBB

Class M-9                $    7,970,000           Subordinate/Floating Pass-Through Rate           A3          BBB-

Class M-10               $    7,970,000           Subordinate/Floating Pass-Through Rate          Baa2          NR

Class M-11               $    6,376,000           Subordinate/Floating Pass-Through Rate          Baa3          NR

Non-Offered Certificates (4)

Class B-1                $   19,129,000           Subordinate/Floating Pass-Through Rate

Class B-2                $   14,346,955           Subordinate/Floating Pass-Through Rate

Class 2-P (5)            $          100                     Prepayment Charges

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                                       7

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----------

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 10% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("Moody's") and, except in the case of the Class M-10 and Class M-11 Certificates, Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P was not asked to rate the Class M-10 or Class M-11 Certificates. The Class B-1, Class B-2 and Class 2-P Certificates are not offered by this free writing prospectus, so ratings for those classes of certificates have not been provided. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies. See "Ratings" in this free writing prospectus.

(3) Solely for purposes of determining distributions of principal and interest and the allocation of realized losses and net deferred interest on the mortgage loans, the Class 1-X-P and Class 2-X Certificates are comprised of multiple components that are not separately transferable. The Class 1-X-P Certificates will be comprised of six components: three interest-only components (the Class 1-X-P IO-1, Class 1-X-P IO-2 and Class 1-X-P IO-3 Components) and three principal-only components (the Class 1-X-P PO-1, Class 1-X-P PO-2 and Class 1-X-P PO-3 Components). The Class 2-X Certificates will be comprised of six components: three interest-only components (the Class 2-X IO-1, Class 2-X IO-2 and Class 2-X IO-3 Components) and three principal-only components (the Class 2-X PO-1, Class 2-X PO-2 and Class 2-X PO-3 Components). The interest-only and principal-only components of the Class 1-X-P and Class 2-X Certificates are sometimes referred to as IO Components and PO Components, respectively. The Class 1-X-P Certificates are also entitled to receive the prepayment charges collected in respect of the mortgage loans in loan group 1.

      The respective IO Components of the Class 1-X-P and Class 2-X Certificates are notional amount, interest-only components that will not have component principal balances. Each PO Component will have a component principal balance.

      The notional amount of the Class 1-X-P Certificates will be equal to the aggregate component notional amount of the Class 1-X-P IO-1 and Class 1-X-P IO-2 Components, and the notional amount of the Class 2-X Certificates will be equal to the aggregate component notional amount of the Class 2-X IO-1 and Class 2-X IO-2 Components. The class certificate balance of the Class 1-X-P and Class 2-X Certificates will equal the aggregate component principal balance of their PO Components.

      Class 1-X-P IO Components. The "component notional amount" of the Class 1-X-P IO-1 Component for the interest accrual period related to any distribution date will equal the sum of (i) the aggregate class certificate balance of the Class 1-A Certificates and (ii) the component principal balance of the Class 1-X-P PO-1 Component, in each case, immediately prior to that distribution date.

      The "component notional amount" of the Class 1-X-P IO-2 Component for the interest accrual period related to any distribution date will equal the excess, if any, of the aggregate stated principal balance of the mortgage loans in loan group 1 as of the due date in the month preceding the month of such distribution date, over the aggregate class certificate balance of the related senior certificates immediately prior to such distribution date.

      The "component notional amount" of the Class 1-X-P IO-3 Component for the interest accrual period related to any distribution date will equal the excess, if any, of the aggregate stated principal balance of the mortgage loans in loan group 2 as of the due date in the month preceding the month of such distribution date, over the aggregate class certificate balance of the related senior certificates immediately prior to such distribution date.

      Class 2-X IO Component. The "component notional amount" of the Class 2-X IO-1 Component for the interest accrual period related to any distribution date will equal the sum of (i) the aggregate class certificate balance of the Class 2-A Certificates and (ii) the component principal balance of the Class 2-X PO-1 Component, in each case, immediately prior to that distribution date.

      The "component notional amount" of the Class 2-X IO-2 Component for the interest accrual period related to any distribution date will equal the excess, if any, of the aggregate stated principal balance of the mortgage

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                                       8

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      loans in loan group 2 as of the due date in the month preceding the month of such distribution date, over the aggregate class certificate balance of the related senior certificates immediately prior to such distribution date.

      The "component notional amount" of the Class 2-X IO-3 Component for the interest accrual period related to any distribution date will equal the excess, if any, of the aggregate stated principal balance of the mortgage loans in loan group 1 as of the due date in the month preceding the month of such distribution date, over the aggregate class certificate balance of the related senior certificates immediately prior to such distribution date.

      PO Components. The "component principal balance" of each PO Component initially will be zero and will increase depending on the amount of net deferred interest from the mortgage loans allocated to the IO Component with the same alpha-numeric designation, as described under "Description of the Certificates--Interest" in this free writing prospectus. The component principal balance of a PO Component will be reduced by all amounts actually distributed as principal on that component and all realized losses applied in reduction of principal on that component on all prior distribution dates and will be increased by amounts allocated as subsequent recoveries to that PO Component as described under "Description of the Certificates--Calculation of Class Certificate Balance."

(4) The Class B-1, Class B-2 and Class 2-P Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class B-1, Class B-2 and Class 2-P Certificates is provided only to permit a better understanding of the offered certificates.

(5) The Class 2-P Certificates will be entitled to receive the prepayment charges collected in respect of the mortgage loans in loan group 2. The Class 2-P Certificates will have an initial class certificate balance of $100 and a notional amount equal to the aggregate stated principal balance of the mortgage loans in loan group 2 that require payment of a prepayment charge. The Class 2-P Certificates will not bear interest.

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                                       9

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The certificates will also have the following characteristics:

                 Pass-Through Rate     Pass-Through Rate
                   On and Before             After                                         Interest
                      Optional              Optional                                       Accrual
     Class      Termination Date (1)  Termination Date (1)        Accrual Period          Convention
     -----      --------------------  --------------------        --------------          ----------
Offered
Certificates
Class 1-A1-A       LIBOR + 0.195%        LIBOR + 0.390%                (2)              Actual/360 (3)
Class 1-A1-B       LIBOR + 0.070%        LIBOR + 0.140%                (2)              Actual/360 (3)
Class 1-A1-C       LIBOR + 0.190%        LIBOR + 0.380%                (2)              Actual/360 (3)
Class 1-A1-D       LIBOR + 0.290%        LIBOR + 0.580%                (2)              Actual/360 (3)
Class 1-A2-A       LIBOR + 0.250%        LIBOR + 0.500%                (2)              Actual/360 (3)
Class 1-A2-B       LIBOR + 0.100%        LIBOR + 0.200%                (2)              Actual/360 (3)
Class 1-A2-C       LIBOR + 0.250%        LIBOR + 0.500%                (2)              Actual/360 (3)
Class 1-A2-D       LIBOR + 0.300%        LIBOR + 0.600%                (2)              Actual/360 (3)
Class 1-A3         LIBOR + 0.300%        LIBOR + 0.600%                (2)              Actual/360 (3)
Class 2-A-1        COFI + 1.500%         COFI + 1.500%          calendar month (4)        30/360 (5)
Class 2-A-2        COFI + 1.650%         COFI + 1.650%          calendar month (4)        30/360 (5)
Class 1-X-P            (6)(7)                (6)(7)             calendar month (4)        30/360 (5)
Class 2-X              (6)(8)                (6)(8)             calendar month (4)        30/360 (5)
Class A-R               (9)                   (9)               calendar month (4)        30/360 (5)
Class M-1          LIBOR + 0.380%        LIBOR + 0.570%                (2)              Actual/360 (3)
Class M-2          LIBOR + 0.400%        LIBOR + 0.600%                (2)              Actual/360 (3)
Class M-3          LIBOR + 0.430%        LIBOR + 0.645%                (2)              Actual/360 (3)
Class M-4          LIBOR + 0.530%        LIBOR + 0.795%                (2)              Actual/360 (3)
Class M-5          LIBOR + 0.600%        LIBOR + 0.900%                (2)              Actual/360 (3)
Class M-6          LIBOR + 0.690%        LIBOR + 1.035%                (2)              Actual/360 (3)
Class M-7          LIBOR + 1.250%        LIBOR + 1.875%                (2)              Actual/360 (3)
Class M-8          LIBOR + 1.600%        LIBOR + 2.400%                (2)              Actual/360 (3)
Class M-9          LIBOR + 2.250%        LIBOR + 3.375%                (2)              Actual/360 (3)
Class M-10         LIBOR + 2.250%        LIBOR + 2.250%                (2)              Actual/360 (3)
Class M-11         LIBOR + 2.250%        LIBOR + 2.250%                (2)              Actual/360 (3)

Non-Offered
Certificates
Class B-1          LIBOR + 2.250%        LIBOR + 2.250%                (2)              Actual/360 (3)
Class B-2          LIBOR + 2.250%        LIBOR + 2.250%                (2)              Actual/360 (3)
Class 2-P               N/A                   N/A                      N/A                   N/A

----------
(1) The pass-through rate on each class of certificates (other than the Class 2-A, Class 1-X-P, Class 2-X and Class A-R Certificates) may adjust monthly based on the level of one-month LIBOR, subject to a cap. LIBOR for the related interest accrual period is calculated as described in this free writing prospectus under "Description of the Certificates--Determination of LIBOR." The pass-through rate on the Class 2-A Certificates may adjust monthly based on the level of the Eleventh District cost of funds index (sometimes referred to as COFI), subject to a cap. COFI for the related interest accrual period is calculated as described in this free writing prospectus under "Description of the Certificates--Determination of COFI."

(2) The interest accrual period for any distribution date will be the period commencing on the distribution date in the month prior to the month in which that distribution date occurs (or commencing on the closing date, in the case of the first distribution date) and ending on the day immediately prior to that distribution date.

(3) Interest will accrue at the rate described in this table on the basis of a 360-day year and the actual number of days that elapsed in the accrual period.

(4) The interest accrual period for any distribution date will be the calendar month before the month of that distribution date.

(5) Interest will accrue at the rate described in this table on the basis of a 360-day year divided into twelve 30-day months.


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(6)   The Class 1-X-P and Class 2-X Certificates will be entitled to receive on each distribution date the sum of the interest accrued on their respective IO Components (based upon the component notional amount of each related IO Component) during the related interest accrual period at their respective pass-through rates for that distribution date, less any amounts that are used to pay carryover shortfall amounts in respect of any other classes of certificates as described herein. The PO Components of the Class 1-X-P and Class 2-X Certificates do not bear interest so they do not have a pass-through rate. The Class 1-X-P Certificates are also entitled to receive the prepayment charges collected in respect of the mortgage loans in loan group 1.

(7) The pass-through rate for the Class 1-X-P IO-1 Component for the interest accrual period for any distribution date will equal the excess, if any, of
      (i) the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1 over (ii) the weighted average of the pass-through rates of the Class 1-A Certificates and the Class 1-X-P PO-1 Component (weighted on the basis of the respective class certificate balances of the Class 1-A Certificates and the component principal balance of the Class 1-X-P PO-1 Component and adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months).

      The pass-through rate for the Class 1-X-P IO-2 Component for the interest accrual period for any distribution date will equal the excess, if any, of
      (i) the lesser of (a) the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1 and (b) the net rate cap for the subordinated certificates, adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months over (ii) the weighted average of the pass-through rates of the subordinated certificates (treating the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components as subordinated certificates) for that distribution date (weighted on the basis of the respective class certificate balances of the subordinated certificates and the respective component principal balances of the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components and adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months).

      The pass-through rate for the Class 1-X-P IO-3 Component for the interest accrual period for any distribution date will equal the excess, if any, of
      (i) the net rate cap for the subordinated certificates, adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months over (ii) the greater of (a) the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2 and (b) the weighted average of the pass-through rates of the subordinated certificates (treating the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components as subordinated certificates) for that distribution date (weighted on the basis of the respective class certificate balances of the subordinated certificates and the respective component principal balances of the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components and adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months).

(8) The pass-through rate for the Class 2-X IO-1 Component for the interest accrual period for any distribution date will be equal to the excess, if any, of (i) the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2 over (ii) the weighted average of the pass-through rates of the Class 2-A Certificates and the Class 2-X PO-1 Component for that distribution date (weighted on the basis of the respective class certificate balances of the Class 2-A Certificates and the component principal balance of the Class 2-X PO-1 Component).

      The pass-through rate for the Class 2-X IO-2 Component for the interest accrual period for any distribution date will equal the excess, if any, of
      (i) the lesser of (a) the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2 and (b) the net rate cap for the subordinated certificates, adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months over (ii) the weighted average of the pass-through rates of the subordinated certificates (treating the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components as subordinated certificates) for that distribution date (weighted on the basis of the respective class certificate balances of the subordinated certificates and the respective component principal balances of the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components and adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months).

      The pass-through rate for the Class 2-X IO-3 Component for the interest accrual period for any distribution date will equal the excess, if any, of
      (i) the net rate cap for the subordinated certificates, adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months over (ii) the greater of (a) the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1 and (b) the weighted average of the pass-through rates of the subordinated certificates (treating the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X

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                                       11
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      PO-2 and Class 2-X PO-3 Components as subordinated certificates) for that distribution date (weighted on the basis of the respective class certificate balances of the subordinated certificates and the respective component principal balances of the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components and adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months).

(9) The pass-through rate for the Class A-R Certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1.

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Designations

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

       Designation           Classes of Certificates
       -----------           -----------------------
Class 1-A1 Certificates    Class 1-A1-A, Class 1-A1-B,
                                 Class 1-A1-C and
                            Class 1-A1-D Certificates

Class 1-A2 Certificates    Class 1-A2-A, Class 1-A2-B,
                                 Class 1-A2-C and
                            Class 1-A2-D Certificates

 Class 1-A Certificates     Class 1-A1, Class 1-A2 and
                             Class 1-A3 Certificates

 Class 2-A Certificates     Class 2-A-1 and Class 2-A-2
                                  Certificates

  Class A Certificates       Class 1-A and Class 2-A
                                  Certificates

  Senior Certificates            Class A, Class X
                            and Class A-R Certificates

      Subordinated             Class M and Class B
      Certificates                 Certificates

   LIBOR Certificates             Class 1-A and
                            Subordinated Certificates

   COFI Certificates          Class 2-A Certificates

     Floating Rate            LIBOR Certificates and
     Certificates                COFI Certificates

 Class X Certificates        Class 1-X-P and Class 2-X
                                   Certificates

  Class M Certificates     Class M-1, Class M-2, Class
                            M-3, Class M-4, Class M-5,
                           Class M-6, Class M-7, Class
                            M-8, Class M-9, Class M-10
                           and Class M-11 Certificates

  Class B Certificates       Class B-1 and Class B-2
                                   Certificates

  Offered Certificates       Senior Certificates and
                               Class M Certificates

     IO Components        Class 1-X-P IO-1, Class 1-X-P
                          IO-2, Class 1-X-P IO-3, Class
                           2-X IO-1, Class 2-X IO-2 and
                            Class 2-X IO-3 Components

     PO Components        Class 1-X-P PO-1, Class 1-X-P
                          PO-2, Class 1-X-P PO-3, Class
                           2-X PO-1, Class 2-X PO-2 and
                            Class 2-X PO-3 Components

Record Date

LIBOR Certificates:

The business day immediately preceding a distribution date, or if the LIBOR Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that distribution date.

Class 2-A, Class A-R and Class X Certificates:

The last business day of the month preceding the month of the distribution date.

Denominations

Offered Certificates other than the Class X and Class A-R Certificates:

$25,000 and multiples of $1 in excess thereof.

Class X Certificates:

$100,000 (Notional Amount) and multiples of $1 in excess thereof.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

Registration of Certificates

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

Distribution Dates

Beginning on October 20, 2006, and thereafter on the 20th day of each calendar month, or if the 20th is not a business day, the next business day.

Last Scheduled Distribution Date

The last scheduled distribution date for the offered certificates is the distribution date in December 2046. Since the rate of distributions in reduction of the class

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                                       13
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certificate balance or notional amount of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

Interest Payments

The related accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page S-9.

On each distribution date, to the extent funds are available, each class of interest-bearing certificates or the related IO Components will be entitled to receive:

o interest accrued at the applicable pass-through rate during the related interest accrual period on the class certificate balance or component notional amount, as applicable, immediately prior to that distribution date; and

o     any interest remaining unpaid from prior distribution dates; less

o any net deferred interest allocated to that class or component for that distribution date; less

o any net interest shortfalls allocated to that class or component for that distribution date.

The PO Components do not bear interest.

Net Deferred Interest:

For any distribution date, the amount of the net deferred interest on the mortgage loans in a loan group that will be allocated to the classes of certificates related to that loan group will equal the excess, if any, of:

o the interest deferred on the mortgage loans in the related loan group from the previous due date to the due date related to that distribution date, over

o the amount of principal prepayments and subsequent recoveries received on the mortgage loans in the related loan group during the calendar month prior to that distribution date (this amount is referred to as the "net deferred interest").

For any distribution date, the senior percentage of the amount of net deferred interest on the mortgage loans in a loan group will be allocated to the related classes of senior certificates or IO Components and the subordinated percentage of that net deferred interest will be allocated to the subordinated certificates. Among the senior certificates or subordinated certificates, as applicable, the net deferred interest allocated to a class of certificates or a related IO Component will generally be an amount equal to the excess, if any, of:

o the amount of interest accrued on the class of certificates or the related IO Component at its pass-through rate during the interest accrual period related to that distribution date, over

o the amount of interest that would have accrued if the pass-through rate for that class of certificates or related IO Component was equal to the adjusted rate cap for that class or component and distribution date, in each case not to exceed the interest entitlement for that class or component for that distribution date.

The amount of net deferred interest allocated to a class of certificates or IO Component will be added to the class certificate balance of the class or, in the case of an IO Component, to the component principal balance of the PO Component with the same alpha-numeric designation.

Allocation of Interest Shortfalls:

For any distribution date, the interest entitlement for each class of certificates or IO Component will be reduced by the amount of net interest shortfalls experienced by the mortgage loans in the related loan group (or both loan groups in the case of the subordinated certificates) and resulting from:

o     prepayments on the mortgage loans in that loan group; and

o reductions in the interest rate on the mortgage loans in that loan group due to Servicemembers Relief Act reductions or debt service reductions.

Net interest shortfalls for the mortgage loans in a loan group on any distribution date will be allocated pro rata among all classes of senior certificates related to that loan group (or IO Components thereof) and the subordinated certificates entitled to receive distributions of interest on that distribution date, based on their respective entitlements (or in the case of the subordinated certificates, their respective entitlements arising from the portion of the mortgage loans in that loan group related to the subordinated certificates), in each case before taking into account any reduction in the entitlements from net interest shortfalls.

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                                       14
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If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the certificates and IO Components related to that loan group in the order described below under "--Priority of Distributions Among Certificates", interest will be distributed on each class of related certificates and IO Components of equal priority, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates and IO Components will be entitled to receive on the next distribution date. Any unpaid interest amount carried forward will not bear interest.

Carryover Shortfall Amount:

If the pass-through rate on a class of Floating Rate Certificates for the interest accrual period related to a distribution date is limited by the related rate cap, any resulting interest shortfall (referred to as a "carryover shortfall amount") may be paid on that distribution date or (except in the case of the Class M-10, Class M-11 and Class B Certificates) on future distribution dates from amounts otherwise distributable as interest on one of the IO Components as described below under "--Priority of Distributions."

Principal Payments

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus.

Generally, the principal collections from the mortgage loans in a loan group are allocated to the related senior certificates as set forth below, and any remainder is allocated to the subordinated certificates:

o in the case of scheduled principal collections on the mortgage loans in the loan group, the amount allocated to the related senior certificates is based on the ratio of the aggregate class certificate balance of the related senior certificates to the principal balance of the mortgage loans in the loan group; and

o in the case of net principal prepayments on the mortgage loans related to the loan group, the amount allocated to the related senior certificates is based on a fixed percentage (equal to 100%) until the tenth anniversary of the first distribution date, at which time the percentage will step down as described herein, if the specified conditions are met.

Notwithstanding the foregoing,

o no decrease in the senior prepayment percentage related to a loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans in each loan group are satisfied; and

o if the subordination percentage meets a certain threshold and certain conditions related to the loss and delinquency performance of the mortgage loans in that loan group and in the other loan group are satisfied (referred to as the "two-times test"), the senior prepayment percentage will step down prior to the tenth anniversary of the first distribution date, and will be a smaller percentage than would be the case if the two times test were not met.

Principal will be distributed on each class of certificates or PO Component entitled to receive principal payments as described below under "--Amounts Available for Distributions on the Certificates."

The IO Components are not entitled to receive any principal distributions.

Amounts Available for Distributions on the Certificates

The amount available for distributions on the certificates on any distribution date will generally be calculated on a loan group by loan group basis and will consist of the following amounts for the mortgage loans in each loan group (after the fees and expenses described under the next heading are subtracted):

o all scheduled installments of interest (net of the related expense fees and after taking into account reductions due to deferred interest on the mortgage loans) and principal due and received on the mortgage loans in the loan group in the applicable period, together with any advances with respect to them;

o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in the loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower

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                                       15
      in accordance with the master servicer's normal servicing procedures;

o net proceeds from the liquidation of defaulted mortgage loans in the loan group during the applicable period, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

o subsequent recoveries with respect to the mortgage loans in the loan group;

o partial or full prepayments collected on the mortgage loans in the loan group during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

o any substitution adjustment amount or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or purchased by the master servicer during the applicable period.

Fees and Expenses

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts calculated on a loan group by loan group basis:

o the master servicing fee and additional servicing compensation due to the master servicer;

o     the trustee fee due to the trustee;

o     lender paid mortgage insurance premiums, if any;

o all prepayment charges (which are distributable only to the Class 1-X-P and Class 2-P Certificates, as applicable);

o the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement; and

o all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

Servicing Compensation

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by a rate (referred to as the master servicing fee rate) which equals:

o 0.375% per annum with respect to approximately 95.65% and of the mortgage loans in loan group 1, by aggregate stated principal balance of the mortgage loans in that loan group as of the cut-off date, and with respect to all of the mortgage loans in loan group 2, and

o 0.425% per annum with respect to approximately 4.35% of the mortgage loans in loan group 1, by aggregate stated principal balance of the mortgage loans in that loan group as of the cut-off date.

The amount of the master servicing fee is subject to adjustment with respect to certain prepaid mortgage loans, as described under" in this free writing prospectus.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges (excluding prepayment charges) and all reinvestment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loans as described under "Description of the Certificates--Priority of Distributions Among Certificates."

Source and Priority of Distributions:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

Priority of Distributions

Priority of Distributions Among Certificates

In general, on any distribution date, available funds for each loan group will be distributed in the following order:

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                                       16
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o     to interest on the interest-bearing classes of senior certificates and IO components relating to that loan group, pro rata, based on their respective interest entitlements; provided, that amounts distributable to the IO Components (after allocation of net deferred interest on the IO Components) will first be deposited into the carryover shortfall reserve fund;

o to principal of the classes of the senior certificates and the PO Components relating to that loan group and then entitled to receive distributions of principal, in the order and subject to the priorities set forth below;

o to interest on and principal, as applicable, of the classes of the senior certificates and components not relating to that loan group, in the order and subject to the priorities described under "Description of the Certificates--Principal--Transfer Payments" in this free writing prospectus;

o from remaining available funds from both loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their distribution priorities, beginning with the Class M-1 Certificates, in each case subject to the limitations set forth below; and

o     from any remaining available funds, to the Class A-R Certificates.

Carryover Shortfall Reserve Fund

On each distribution date, all amounts distributable as interest to the IO Components will be deposited in the carryover shortfall reserve fund and will be distributed as follows:

o from amounts otherwise distributable to the Class 1-X-P IO-1 Component, concurrently, to each class of Class 1-A Certificates to pay carryover shortfall amounts of each such class, pro rata (as specified under "Description of the Certificates--Carryover Shortfall Reserve Fund");

o from amounts otherwise distributable to the Class 2-X IO-1 Component, concurrently, to each class of Class 2-A Certificates to pay carryover shortfall amounts of each such class, pro rata (as specified under "Description of the Certificates--Carryover Shortfall Reserve Fund"); and

o from amounts otherwise distributable to the Class 1-X-P IO-2, Class 1-X-P IO-3, Class 2-X IO-2 and Class 2-X IO-3 Components, concurrently, to each class of subordinated certificates to pay carryover shortfall amounts of each such class, pro rata (as specified under "Description of the Certificates--Carryover Shortfall Reserve Fund").

Any amounts that were distributable to an IO Component but were not used to pay carryover shortfall amounts as described above will be distributed to the related class of Class X Certificates. Holders of the Class X Certificates will not be entitled to reimbursement for any amounts in respect of interest otherwise payable to a related IO Component that was used to pay carryover shortfall amounts on other classes of certificates.

Additionally, on the closing date the depositor will cause to be deposited in the carryover shortfall reserve fund an amount expected to be sufficient to cover any carryover shortfall amounts experienced by the Floating Rate Certificates related to loan group 2 for the first distribution date, which amount will be distributed sequentially as follows:

o concurrently, to the Class 2-A-1 and Class 2-A-2, and each class of subordinated certificates, pro rata (as specified under "Description of the Certificates--Carryover Shortfall Reserve Fund"), to pay carryover shortfall amounts of those classes of certificates, and

o any amounts remaining on deposit in the carryover shortfall reserve fund in excess of $1,000 after making all distributions on the first distribution date, to Countrywide Securities Corporation.

Principal

On each distribution date, the principal amount related to a loan group will be distributed as described above under "--Priority of Distributions Among Certificates" as principal first with respect to the related classes of senior certificates (or with respect to each class of Class X Certificates, the related PO Components) in an amount up to the related senior principal distribution amount, and second as principal of the subordinated certificates, in an amount up to the subordinated principal distribution amount.

Senior Certificates:

On each distribution date, the principal amount related to a loan group, up to the amount of the related senior principal distribution amount, will be

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                                       17
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distributed as principal of the following classes of senior certificates, in the following order of priority:

o with respect to loan group 1, sequentially, in the following order of priority:

      o to the Class A-R Certificates, until its class certificate balance is reduced to zero; and

      o concurrently, to the Class 1-A1, Class 1-A2 and Class 1-A3 Certificates and the Class 1-X-P PO-1, Class 1-X-P PO-2 and Class 1-X-P PO-3 Components, pro rata, until their respective class certificate balances or component principal balances, as applicable, are reduced to zero; and

o with respect to loan group 2, concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates and the Class 2-X PO-1, Class 2-X PO-2 and Class 2-X PO-3 Components, pro rata, until their respective class certificate balances or component principal balances, as applicable, are reduced to zero.

Any principal distributions to be made to the Class 1-A1 Certificates as described above will be distributed to the Class 1-A1 Certificates concurrently and on a pro rata basis based on (1) the class certificate balance of the Class 1-A1-A Certificates and (2) the aggregate class certificate balance of the Class 1-A1-B, Class 1-A1-C and Class 1-A1-D Certificates, as follows:

o to the Class 1-A1-A Certificates, until its class certificate balance is reduced to zero, and

o sequentially, to the Class 1-A1-B, Class 1-A1-C and Class 1-A1-D Certificates, in that order, in each case until their respective class certificate balances are reduced to zero.

Any principal distributions made to the Class 1-A2 Certificates above will be distributed to the Class 1-A2 Certificates concurrently and on a pro rata basis based on (1) the class certificate balance of the Class 1-A2-A Certificates and
(2) the aggregate class certificate balance of the Class 1-A2-B, Class 1-A2-C and Class 1-A2-D Certificates:

o to the Class 1-A2-A Certificates, until its class certificate balance is reduced to zero, and

o sequentially, to the Class 1-A2-B, Class 1-A2-C and Class 1-A2-D Certificates, in that order, in each case until their respective class certificate balances are reduced to zero.

Subordinated Certificates; Applicable Credit Support Percentage Trigger:

On each distribution date, to the extent of available funds available therefor, the principal amount related to each loan group, up to the related subordinated principal distribution amount, will be distributed as principal of the subordinated certificates in order of their distribution priority, beginning with the Class M-1 Certificates, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the related subordinated principal distribution amount (based on its respective class certificate balance); provided, that if the applicable credit support percentage of a class or classes (other than the class of subordinated certificates then outstanding with the highest distribution priority) is less than the original applicable credit support percentage for that class or classes (referred to as "restricted classes"), the restricted classes will not receive distributions of the net principal prepayment amount. Instead, the portion of the net principal prepayment amount otherwise distributable to the restricted classes will be allocated to those classes of subordinated certificates that are not restricted classes, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

Allocation of Realized Losses

On each distribution date, the amount of any realized losses on the mortgage loans in a loan group will be allocated in the following order or priority:

o to the subordinated certificates in the reverse order of their distribution priority, beginning with the class of subordinated certificates outstanding with the lowest distribution priority, until their respective class certificate balances are reduced to zero,

o to the related classes of senior certificates (other than the IO Components), pro rata, until their respective class certificate balances are reduced to zero; provided, however, that any realized losses otherwise allocable to

      o the Class 1-A1 and Class 1-A2 Certificates will be allocated to the Class 1-A3 Certificates until its class certificate balance is reduced to zero, and thereafter any realized losses otherwise allocable to the Class 1-A1 Certificates will be allocated concurrently to each class of Class 1-A2 Certificates, on a pro rata basis, until their

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                                       18
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            respective class certificate balances have been reduced to zero, and

      o the Class 2-A-1 Certificates will be allocated to the Class 2-A-2 Certificates until its class certificate balance has been reduced to zero.

In addition, if, on any distribution date, following all distributions and the allocation of net deferred interest and realized losses, the aggregate class certificate balance of all classes of certificates exceeds the pool principal balance, then the class certificate balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of the excess.

Credit Enhancement

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates will have a distribution priority over the classes of subordinated certificates. Among the subordinated certificates offered by this free writing prospectus, the Class M Certificates will have a distribution priority over the Class B Certificates. Within the Class M and Class B Certificates, each class of certificates will have a distribution priority over those classes of certificates, if any, with a higher numerical designation.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group first, to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest distribution priority, and second to the senior certificates (other than the IO Components) related to that loan group in accordance with the priorities set forth above under "--Allocation of Realized Losses."

Additionally, as described above under "--Principal Payments," unless certain conditions are met, the senior prepayment percentage related to a loan group (which determines the allocation of the net principal prepayments between the related senior certificates and the subordinated certificates) will equal or exceed the related senior percentage (which represents the related senior certificates' pro rata percentage interest in the mortgage loans in the related loan group). This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the related senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the mortgage loans in a loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the related senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

Advances

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Repurchase, Substitution and Purchase of Mortgage Loans

The sellers may be required to repurchase, or substitute with a replacement mortgage loan, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of that mortgage loan that materially and adversely affects the interests of the certificateholders in that mortgage loan.

The master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more. In addition, if a mortgage loan becomes subject to a repurchase obligation of an unaffiliated seller to Countrywide Home Loans due to a delinquency on a scheduled payment due on or prior to the first scheduled payment owing to the issuing entity, the master servicer will have the option to purchase that mortgage loan until the 270th day following the date on which that mortgage loan becomes subject to that repurchase obligation.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).

Optional Termination

The master servicer may purchase all of the remaining assets of the issuing entity and retire all the outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of the mortgage loans and any related real estate owned by the issuing entity is less than or equal to 5% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

Tax Status

For federal income tax purposes, the issuing entity (exclusive of the assets in the carryover shortfall reserve fund) will consist of one or more REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The Floating Rate Certificates will also represent rights to receive carryover shortfall amounts. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

ERISA Considerations

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of the benefit plan, so long as certain conditions are met.

Legal Investment

The senior certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

--------------------------------------------------------------------------------

                                The Mortgage Pool

      Set forth in the table below is the approximate percentage of Mortgage Loans in each loan group that were originated by the named originator, in each case by the aggregate Stated Principal Balance of the Mortgage Loans in the applicable loan group as of the cut-off date. The remainder of the Mortgage Loans were originated by unrelated third parties.

                      Countrywide Home
    Loan Group           Loans, Inc.         MortgageIT, Inc.
    ----------        ----------------       ----------------
Loan Group 1               80.99%               13.83%
Loan Group 2               99.55%                0.00%

                                 MORTGAGE LOANS

                                  Loan Program

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
                                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Loan Program                          Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
One-Month LIBOR - 40/30 Balloon ..        1     $      397,567      0.02%     397,567       7.500      359        773        95.0
One-Year MTA - 40/30 Balloon .....        9          3,380,958      0.21      375,662       7.753      358        675        86.0
Eleventh District COFI ...........      259         91,442,256      5.74      353,059       5.496      377        716        75.4
One-Month LIBOR ..................       39         14,761,451      0.93      378,499       6.823      375        687        77.2
One-Year MTA .....................    3,713      1,484,103,823     93.10      399,705       5.707      400        705        75.9
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

                          Current Principal Balances(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
Range of                            Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
Current Mortgage                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Loan Principal Balances ($)           Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
50,000.01-100,000.00 .............       57     $    4,829,769      0.30%      84,733       5.796      372        702        74.4
100,000.01-150,000.00 ............      223         28,537,912      1.79      127,973       5.760      382        706        76.1
150,000.01-200,000.00 ............      360         64,132,639      4.02      178,146       5.762      391        700        76.5
200,000.01-250,000.00 ............      495        111,725,295      7.01      225,708       5.958      397        703        77.1
250,000.01-300,000.00 ............      475        130,874,473      8.21      275,525       5.912      393        700        76.9
300,000.01-350,000.00 ............      451        146,864,735      9.21      325,642       5.727      400        701        77.8
350,000.01-400,000.00 ............      437        164,369,521     10.31      376,132       5.761      400        699        77.7
400,000.01-450,000.00 ............      324        137,255,413      8.61      423,628       5.994      403        707        76.1
450,000.01-500,000.00 ............      275        131,051,103      8.22      476,549       5.309      398        713        76.3
500,000.01-550,000.00 ............      225        117,861,828      7.39      523,830       5.437      399        714        77.6
550,000.01-600,000.00 ............      169         97,325,404      6.11      575,890       5.265      409        715        76.9
600,000.01-650,000.00 ............      175        109,968,317      6.90      628,390       5.787      411        708        76.9
650,000.01-700,000.00 ............       67         45,131,701      2.83      673,607       5.103      399        713        74.3
700,000.01-750,000.00 ............       46         33,230,381      2.08      722,400       5.405      396        704        73.1

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
Range of                            Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
Current Mortgage                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Loan Principal Balances ($)           Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
750,000.01-1,000,000.00 ..........      138        120,465,816      7.56      872,941       5.139      401        706        73.7
1,000,000.01-1,500,000.00 ........       67         83,567,001      5.24      1,247,269     6.457      375        699        70.2
1,500,000.01-2,000,000.00 ........       29         48,322,550      3.03      1,666,295     6.542      399        704        67.1
Greater than 2,000,000.00 ........        8         18,572,197      1.17      2,321,525     6.488      400        723        72.3
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $396,440.

                           Original Principal Balances

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
Range of                            Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
Original Principal Balances         Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
($)                                   Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
50,000.01-100,000.00 .............       57     $    4,829,769      0.30%      84,733       5.796      372        702        74.4
100,000.01-150,000.00 ............      226         28,989,243      1.82      128,271       5.791      381        706        75.7
150,000.01-200,000.00 ............      365         65,285,354      4.10      178,864       5.799      391        700        76.6
200,000.01-250,000.00 ............      489        110,621,718      6.94      226,220       5.939      397        703        77.1
250,000.01-300,000.00 ............      485        133,986,147      8.41      276,260       5.958      393        699        76.6
300,000.01-350,000.00 ............      442        144,309,132      9.05      326,491       5.707      400        701        78.0
350,000.01-400,000.00 ............      467        176,589,894     11.08      378,137       5.903      400        698        77.4
400,000.01-450,000.00 ............      290        123,622,642      7.76      426,285       5.771      403        708        76.4
450,000.01-500,000.00 ............      282        134,464,185      8.44      476,823       5.390      397        712        76.4
500,000.01-550,000.00 ............      220        115,403,673      7.24      524,562       5.369      401        714        77.4
550,000.01-600,000.00 ............      183        105,759,396      6.63      577,920       5.468      409        713        76.9
600,000.01-650,000.00 ............      171        108,101,332      6.78      632,172       5.742      409        710        76.9
650,000.01-700,000.00 ............       58         39,366,091      2.47      678,726       4.730      401        712        74.3
700,000.01-750,000.00 ............       46         33,340,075      2.09      724,784       5.388      393        705        73.4
750,000.01-1,000,000.00 ..........      140        122,966,567      7.71      878,333       5.195      401        705        73.5
1,000,000.01-1,500,000.00 ........       71         91,608,637      5.75    1,290,262       6.523      378        699        68.8
1,500,000.01-2,000,000.00 ........       21         36,270,003      2.28    1,727,143       6.270      398        703        69.7
Greater than 2,000,000.00 ........        8         18,572,197      1.17    2,321,525       6.488      400        723        72.3
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

                  State Distribution of Mortgaged Properties(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
                                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
State                                 Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Alabama ..........................        3     $      982,400      0.06%     327,467       1.991      382        706        77.0
Alaska ...........................        4            792,641      0.05      198,160       3.484      360        771        77.5
Arizona ..........................      133         41,885,026      2.63      314,925       6.056      389        706        78.5
Arkansas .........................        3            422,710      0.03      140,903       7.692      359        706        89.8
California .......................    2,097        971,725,144     60.96      463,388       5.805      405        706        75.0
Colorado .........................       36         13,396,107      0.84      372,114       5.303      389        694        76.8
Connecticut ......................       18          6,979,714      0.44      387,762       6.386      383        699        76.8
Delaware .........................        3            606,624      0.04      202,208       8.127      359        712        72.6
District of Columbia .............        5          1,808,400      0.11      361,680       4.192      379        734        80.8
Florida ..........................      579        183,787,122     11.53      317,422       5.512      393        706        77.6
Georgia ..........................       27          9,089,196      0.57      336,637       6.367      381        715        77.0
Hawaii ...........................       28         13,665,323      0.86      488,047       4.022      411        727        76.0
Idaho ............................       11          3,446,801      0.22      313,346       7.706      363        716        71.4
Illinois .........................       59         17,158,855      1.08      290,828       4.114      379        696        76.9
Indiana ..........................        4            741,580      0.05      185,395       7.248      357        685        83.1
Kansas ...........................        5          1,001,982      0.06      200,396       7.402      384        698        75.8
Kentucky .........................        3            811,307      0.05      270,436       7.183      360        745        78.5
Maryland .........................       77         29,988,787      1.88      389,465       5.177      394        698        76.5
Massachusetts ....................       55         18,621,587      1.17      338,574       5.545      382        691        77.1
Michigan .........................       50         11,584,567      0.73      231,691       5.670      390        696        77.5
Minnesota ........................       39         10,754,915      0.67      275,767       5.593      379        706        77.4
Missouri .........................       20          4,574,792      0.29      228,740       7.112      369        692        82.4
Montana ..........................        3            746,845      0.05      248,948       7.939      479        684        83.0
Nebraska .........................        1             73,359      0.00       73,359       7.250      359        692        93.0
Nevada ...........................      125         41,510,266      2.60      332,082       6.254      397        700        77.3
New Hampshire ....................        7          1,757,845      0.11      251,121       8.028      359        701        81.0
New Jersey .......................       89         32,873,804      2.06      369,369       4.376      375        699        77.0
New Mexico .......................        6          1,119,050      0.07      186,508       7.977      401        706        79.5
New York .........................       90         36,062,984      2.26      400,700       5.291      375        708        74.7
North Carolina ...................       13          6,816,865      0.43      524,374       5.368      373        716        71.8
Ohio .............................       20          6,137,569      0.39      306,878       4.898      390        702        78.5
Oklahoma .........................        2            625,200      0.04      312,600       6.344      359        674        89.5
Oregon ...........................       45         12,295,890      0.77      273,242       5.792      378        712        79.5
Pennsylvania .....................       44         10,588,364      0.66      240,645       5.458      368        708        80.1

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
                                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
State                                 Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Rhode Island .....................        8          2,525,151      0.16      315,644       4.906      393        697        75.1
South Carolina ...................        9          5,147,606      0.32      571,956       4.488      359        684        74.9
South Dakota .....................        2            191,620      0.01       95,810       1.447      360        701        74.1
Tennessee ........................       13          4,686,172      0.29      360,475       6.582      387        693        79.0
Texas ............................       42          7,824,376      0.49      186,295       6.146      392        690        78.8
Utah .............................       34          8,846,009      0.55      260,177       4.079      377        724        78.2
Vermont ..........................        1            206,629      0.01      206,629       8.000      359        672        90.0
Virginia .........................       82         32,436,562      2.03      395,568       6.380      390        718        77.5
Washington .......................       97         30,679,733      1.92      316,286       6.333      390        710        76.6
West Virginia ....................        6          1,376,194      0.09      229,366       6.349      390        739        79.3
Wisconsin ........................       22          5,465,505      0.34      248,432       4.578      380        701        76.2
Wyoming ..........................        1            266,878      0.02      266,878       7.875      357        729        80.0
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, no more than approximately 0.36% of the Mortgage Loans was secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
Range of Original                   Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Loan-to-Value Ratios (%)              Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
0.01-50.00 .......................       78     $   25,370,905      1.59%     325,268       5.634      392        721        43.5
50.01-55.00 ......................       46         17,398,221      1.09      378,222       5.130      397        692        53.1
55.01-60.00 ......................       90         46,093,662      2.89      512,152       5.957      388        701        57.9
60.01-65.00 ......................      146         72,191,129      4.53      494,460       5.826      403        697        63.1
65.01-70.00 ......................      469        202,992,178     12.73      432,819       5.930      395        703        69.2
70.01-75.00 ......................      559        253,693,528     15.91      453,835       5.822      395        701        74.1
75.01-80.00 ......................    2,268        875,992,279     54.95      386,240       5.462      402        709        79.6
80.01-85.00 ......................       62         17,462,741      1.10      281,657       6.228      410        694        84.2
85.01-90.00 ......................      143         38,581,645      2.42      269,802       6.937      385        689        89.3
90.01-95.00 ......................      160         44,309,767      2.78      276,936       7.527      368        713        94.8
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 75.87%.

(2) Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

                        Combined Loan-to-Value Ratios(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
Range of Combined                   Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Loan-to-Value Ratios (%)              Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
0.01-50.00 .......................       75     $   22,053,923      1.38%     294,052       5.359      398        721        43.1
50.01-55.00 ......................       47         18,561,968      1.16      394,935       5.522      394        695        53.1
55.01-60.00 ......................       72         30,707,171      1.93      426,488       5.917      393        697        58.1
60.01-65.00 ......................      133         63,448,196      3.98      477,054       5.990      400        698        63.1
65.01-70.00 ......................      334        143,316,279      8.99      429,091       5.627      396        706        69.0
70.01-75.00 ......................      442        181,818,453     11.41      411,354       6.069      397        700        74.0
75.01-80.00 ......................    1,177        474,080,397     29.74      402,787       5.535      400        711        79.4
80.01-85.00 ......................      161         65,622,344      4.12      407,592       5.630      401        707        83.8
85.01-90.00 ......................    1,400        541,027,935     33.94      386,449       5.620      401        703        89.7
90.01-95.00 ......................      172         48,712,088      3.06      283,210       7.260      371        710        94.8
95.01-100.00 .....................        6          1,825,301      0.11      304,217       5.447      359        715        98.5
100.01-105.00 ....................        1          1,560,000      0.10   1,560,000        6.750      480        740       100.6
110.01-115.00 ....................        1          1,352,000      0.08   1,352,000        1.250      360        706       112.0
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

----------
(1) The Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged Properties. See the definition of "Combined Loan-to-Value Ratio" under the heading "Mortgage Pool" in this prospectus supplement

                            Current Mortgage Rates(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
Range of Current                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Mortgage Rates (%)                    Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
0.501-1.000 ......................      194     $   80,045,054      5.02%     412,603       1.000      362        713        74.6
1.001-1.500 ......................      499        207,083,264     12.99      414,997       1.347      410        718        75.6
1.501-2.000 ......................      354        145,154,373      9.11      410,041       1.859      400        708        75.0
2.001-2.500 ......................      174         64,975,834      4.08      373,424       2.406      385        684        77.0
2.501-3.000 ......................      106         32,757,106      2.05      309,029       2.846      424        680        79.5
3.001-3.500 ......................       29          8,871,624      0.56      305,918       3.309      386        688        81.0
3.501-4.000 ......................       23          5,670,404      0.36      246,539       3.891      397        693        85.8
4.001-4.500 ......................       15          3,350,532      0.21      223,369       4.299      384        737        93.1
4.501-5.000 ......................        3          1,478,900      0.09      492,967       4.733      360        657        82.8
5.501-6.000 ......................        4          1,887,730      0.12      471,933       5.954      405        710        76.1
6.001-6.500 ......................       31         18,989,545      1.19      612,566       6.366      379        716        71.2
6.501-7.000 ......................       87         41,532,068      2.61      477,380       6.830      397        727        74.4
7.001-7.500 ......................      451        194,567,888     12.21      431,414       7.347      390        719        74.5
7.501-8.000 ......................    1,244        485,261,290     30.44      390,081       7.825      397        706        76.0
8.001-8.500 ......................      660        253,354,251     15.89      383,870       8.191      413        689        75.7
8.501-9.000 ......................      103         37,594,450      2.36      364,995       8.694      399        688        81.2
9.001-9.500 ......................       39         10,386,955      0.65      266,332       9.245      383        682        88.6
9.501-10.000 .....................        5          1,124,786      0.07      224,957       9.678      359        649        82.8
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans was approximately 5.710% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 5.692% per annum.

                          Types of Mortgaged Properties

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
                                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Property Type                         Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Single Family Residence ..........    2,690     $1,080,410,146     67.78%     401,639       5.680      399        704        75.5
Planned Unit Development .........      642        275,661,631     17.29      429,379       5.726      399        705        76.6
Low-rise Condominium .............      418        130,199,304      8.17      311,482       5.785      398        715        77.6
2-4 Family Residence .............      239         97,046,881      6.09      406,054       5.855      394        711        74.7
High-rise Condominium ............       31         10,585,333      0.66      341,462       6.128      395        712        79.5
Cooperative ......................        1            182,761      0.01      182,761       7.875      357        734        80.0
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

                            Purpose of Mortgage Loans

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
                                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Loan Purpose                          Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Refinance (cash-out) .............    2,180     $  862,317,471     54.09%     395,558       5.802      399        703        73.7
Purchase .........................    1,102        439,065,866     27.54      398,426       5.569      395        716        79.0
Refinance(rate/term) .............      739        292,702,719     18.36      396,079       5.651      402        698        77.5
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

                               Occupancy Types(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
                                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Occupancy Type                        Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Primary Residence ................    3,278     $1,358,061,413     85.19%     414,296       5.664      399        704        76.3
Investment Property ..............      499        153,096,505      9.60      306,807       6.397      400        711        72.1
Secondary Residence ..............      244         82,928,138      5.20      339,869       5.197      389        723        76.7
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
Remaining Term                      Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
to Maturity (Months)                  Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
480 ..............................      599     $  249,285,812     15.64%     416,170       3.712      480        706        75.9
479 ..............................      436        177,147,873     11.11      406,302       7.903      479        706        76.3
478 ..............................      202         80,350,088      5.04      397,773       7.794      478        719        74.8
477 ..............................       22          8,798,953      0.55      399,952       7.698      477        701        74.6
476 ..............................        5          1,745,087      0.11      349,017       7.758      476        707        79.8
475 ..............................        1          1,691,976      0.11    1,691,976       7.875      475        672        70.0
474 ..............................        3          2,645,905      0.17      881,968       8.395      474        695        80.0
473 ..............................        1            326,193      0.02      326,193       7.875      473        776        80.0
360 ..............................    1,172        473,292,082     29.69      403,833       3.143      360        706        75.8
359 ..............................      886        338,965,458     21.26      382,580       7.553      359        701        75.6
358 ..............................      525        185,255,043     11.62      352,867       7.564      358        710        76.8
357 ..............................       98         36,678,502      2.30      374,270       7.752      357        704        76.9
356 ..............................       19         10,120,977      0.63      532,683       7.963      356        707        72.1
355 ..............................       19         13,321,656      0.84      701,140       7.817      355        682        74.0
354 ..............................       20          9,355,584      0.59      467,779       7.797      354        707        73.3
353 ..............................        3          1,038,804      0.07      346,268       8.108      353        690        74.6
352 ..............................        5          1,775,673      0.11      355,135       8.169      352        652        74.4
351 ..............................        2            699,151      0.04      349,576       7.878      351        668        85.1
350 ..............................        2          1,107,151      0.07      553,576       7.899      350        700        80.0
345 ..............................        1            484,087      0.03      484,087       7.375      345        794        75.0
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 398 months.

                             Documentation Programs

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
                                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Documentation Program                 Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Reduced ..........................    3,005     $1,262,068,610     79.17%     419,990       5.669      399        706        75.9
Stated Income/Stated Asset .......      526        169,984,476     10.66      323,164       5.765      398        705        74.8
Full/Alternative .................      427        140,880,551      8.84      329,931       5.851      398        694        77.2
No Ratio .........................       39         14,083,672      0.88      361,120       6.714      386        737        73.5
No Income/No Asset ...............       24          7,068,747      0.44      294,531       6.963      371        720        66.4
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

                              FICO Credit Scores(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
Range of                            Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
FICO Credit Scores                    Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
521-540 ..........................        1     $      897,190      0.06%     897,190       7.875      358        525        75.0
581-600 ..........................        1            440,944      0.03      440,944       8.125      478        600        80.0
601-620 ..........................       27          9,731,531      0.61      360,427       6.947      361        615        77.1
621-640 ..........................      293        105,069,696      6.59      358,600       6.245      393        631        74.0
641-660 ..........................      388        143,707,079      9.02      370,379       5.944      397        651        75.0
661-680 ..........................      635        253,036,729     15.87      398,483       5.846      398        671        76.2
681-700 ..........................      659        266,528,680     16.72      404,444       5.667      398        690        76.2
701-720 ..........................      589        239,629,052     15.03      406,840       5.681      401        710        76.1
721-740 ..........................      492        193,860,610     12.16      394,026       5.578      401        730        76.8
741-760 ..........................      406        166,105,135     10.42      409,126       5.447      400        751        76.1
761-780 ..........................      288        115,804,002      7.26      402,097       5.390      394        770        75.8
781-800 ..........................      182         76,195,723      4.78      418,658       5.724      403        790        75.1
801-820 ..........................       58         22,808,739      1.43      393,254       5.038      406        806        73.3
821-840 ..........................        1             69,600      0.00       69,600       1.250      360        821        80.0
Unknown ..........................        1            201,346      0.01      201,346       7.875      356        N/A        32.8
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 706.

                    Prepayment Charge Periods at Origination

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
                                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Prepayment Charge Period (Months)     Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
None .............................      496     $  216,300,958     13.57%     436,091       4.664      381        718        74.9
6 ................................        2            816,487      0.05      408,244       7.776      388        734        81.7
12 ...............................    1,002        468,966,242     29.42      468,030       5.824      401        708        75.8
24 ...............................        2            357,025      0.02      178,513       6.535      355        689        82.0
30 ...............................        2            490,052      0.03      245,026       7.881      359        702        68.4
60 ...............................    2,517        907,155,291     56.91      360,411       5.898      401        701        76.2
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

                        Months to Next Adjustment Date(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
Months to Next Adjustment           Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Date                                  Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
1 ................................    3,919     $1,541,834,591     96.72%     393,426       5.827      400        705        75.9
2 ................................       33         16,689,685      1.05      505,748       2.304      365        723        74.0
3 ................................       69         35,561,780      2.23      515,388       2.231      361        728        73.5
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the weighted average months to the next Adjustment Date of the Mortgage Loans was approximately 1.055 months.

                                Gross Margins(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
                                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Range of Gross Margins (%)            Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
0.001-1.000 ......................        2     $    1,286,269      0.08%     643,135       4.632      360        773        78.5
1.001-2.000 ......................       36         20,872,544      1.31      579,793       5.938      385        717        71.4
2.001-3.000 ......................      633        283,226,202     17.77      447,435       5.663      391        720        74.7
3.001-4.000 ......................    3,120      1,222,251,085     76.67      391,747       5.695      401        702        75.9
4.001-5.000 ......................      223         64,487,923      4.05      289,184       6.094      376        697        82.2
5.001-6.000 ......................        7          1,962,032      0.12      280,290       7.475      391        676        86.2
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans was approximately 3.340%.

                            Maximum Mortgage Rates(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
Range of Maximum                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Mortgage Rates (%)                    Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
8.001-9.000 ......................        1     $      337,994      0.02%     337,994       8.013      358        676        80.0
9.001-10.000 .....................    3,843      1,541,728,869     96.72      401,178       5.656      399        706        75.6
10.001-11.000 ....................       34         10,660,587      0.67      313,547       6.851      369        686        80.9
11.001-12.000 ....................       20          7,250,768      0.45      362,538       6.547      376        711        80.4
12.001-13.000 ....................        2            401,911      0.03      200,956       4.759      359        760        87.3
13.001 -14.000 ...................        6          1,548,917      0.10      258,153       7.336      382        667        90.6
14.001 -15.000 ...................       65         18,627,629      1.17      286,579       7.636      365        715        94.7
15.001 - 6.000 ...................        9          1,672,928      0.10      185,881       7.524      424        714        72.5
16.001 - 17.000 ..................       41         11,856,452      0.74      289,182       7.657      375        709        69.3
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 10.070% per annum.

                        Initial Interest Adjustment Dates

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
Initial Interest                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Adjustment Date                       Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
October 1, 2006 ..................    3,469     $1,347,072,858     84.50%     388,317       6.030      399        706        76.0
November 1, 2006 .................      483        211,451,418     13.26      437,788       4.261      403        698        75.3
December 1, 2006 .................       57         29,378,136      1.84      515,406       2.261      361        733        74.1
January 1, 2007 ..................       12          6,183,643      0.39      515,304       2.089      360        707        70.6
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

                          Fixed Mortgage Rate Period(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
Fixed Mortgage Rate                 Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Period (months)                       Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
1 ................................    3,897     $1,531,511,610     96.07%     392,998       5.833      400        705        75.9
3 ................................      124         62,574,446      3.93      504,633       2.699      362        725        74.2
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

----------
(1) During this period of time after origination, the Mortgage Rates on the applicable Mortgage Loans are fixed and are lower than the sum of the related Mortgage Index and the related Gross Margin.

                            Minimum Mortgage Rates(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
Range of Minimum                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Mortgage Rates (%)                    Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
0.001-1.000 ......................        1     $      352,000      0.02%     352,000       1.000      360        811        80.0
1.001-2.000 ......................       36         20,872,544      1.31      579,793       5.938      385        717        71.4
2.001-3.000 ......................      634        284,160,471     17.83      448,203       5.664      391        720        74.7
3.001-4.000 ......................    3,119      1,222,053,173     76.66      391,809       5.695      401        702        75.9
4.001-5.000 ......................      223         64,487,923      4.05      289,184       6.094      376        697        82.2
5.001-6.000 ......................        7          1,962,032      0.12      280,290       7.475      391        676        86.2
6.001-7.000 ......................        1            197,912      0.01      197,912       8.125      479        690        85.0
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the weighted average Minimum Mortgage Rate of the Mortgage Loans was approximately 3.341% per annum.

                        Maximum Negative Amortization(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                                                              Average     Weighted   Remaining  Weighted   Average
                                                   Aggregate                 Principal    Average      Term      Average   Original
                                    Number of      Principal       % of       Balance     Current       to        FICO     Loan-to-
                                    Mortgage        Balance      Mortgage   Outstanding   Mortgage   Maturity    Credit      Value
Maximum Negative Amortization (%)     Loans       Outstanding      Loans        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
110 ..............................       92     $   37,148,030      2.33%     403,783       5.524      374        708        74.9
115 ..............................    3,929      1,556,938,026     97.67      396,268       5.715      399        705        75.9
                                      -----     --------------    ------
Total ............................    4,021     $1,594,086,056    100.00%
                                      =====     ==============    ======

----------
(1) Reflects maximum allowable percentage of original unpaid principal balance.

                                  LOAN GROUP 1

                                  Loan Program

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Loan Program                         Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
One-Month LIBOR - 40/30 Balloon ..        1     $      397,567      0.03%     397,567       7.500      359        773        95.0
One-Year MTA - 40/30 Balloon .....        9          3,380,958      0.23      375,662       7.753      358        675        86.0
One-Month LIBOR ..................       39         14,761,451      0.98      378,499       6.823      375        687        77.2
One-Year MTA .....................    3,713      1,484,103,823     98.77      399,705       5.707      400        705        75.9
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

                          Current Principal Balances(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
Range of                            Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Current Mortgage                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Loan Principal Balances ($)          Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
50,000.01-100,000.00 .............       47     $    3,988,592      0.27%      84,864       6.148      375        697        76.4
100,000.01-150,000.00 ............      193         24,732,567      1.65      128,148       5.735      384        704        76.5
150,000.01-200,000.00 ............      332         59,154,206      3.94      178,175       5.853      393        700        76.8
200,000.01-250,000.00 ............      457        103,207,808      6.87      225,838       5.947      399        703        77.2
250,000.01-300,000.00 ............      450        124,068,473      8.26      275,708       5.985      395        700        76.8
300,000.01-350,000.00 ............      427        138,947,899      9.25      325,405       5.731      402        701        77.7
350,000.01-400,000.00 ............      422        158,766,548     10.57      376,224       5.801      401        699        77.8
400,000.01-450,000.00 ............      304        128,878,610      8.58      423,943       5.924      404        705        76.0
450,000.01-500,000.00 ............      259        123,555,931      8.22      477,050       5.332      400        713        76.2
500,000.01-550,000.00 ............      212        111,048,845      7.39      523,815       5.437      401        713        77.6
550,000.01-600,000.00 ............      156         89,817,066      5.98      575,750       5.274      412        714        76.9
600,000.01-650,000.00 ............      165        103,778,613      6.91      628,961       5.750      412        707        76.9
650,000.01-700,000.00 ............       64         43,178,757      2.87      674,668       4.992      401        714        74.2
700,000.01-750,000.00 ............       46         33,230,381      2.21      722,400       5.405      396        704        73.1
750,000.01-1,000,000.00 ..........      127        110,869,368      7.38      872,987       5.219      401        705        73.8

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
Range of                            Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Current Mortgage                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Loan Principal Balances ($)          Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
1,000,000.01-1,500,000.00 ........       65         80,928,644      5.39      1,245,056     6.505      375        697        70.6
1,500,000.01-2,000,000.00 ........       29         48,322,550      3.22      1,666,295     6.542      399        704        67.1
Greater than 2,000,000.00 ........        7         16,168,940      1.08      2,309,849     6.248      406        724        72.7
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 1 was approximately $399,427.

                           Original Principal Balances

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
Range of                            Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Original Principal Balances           Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
($)                                  Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
50,000.01-100,000.00 .............       47     $    3,988,592      0.27%      84,864       6.148      375        697        76.4
100,000.01-150,000.00 ............      195         25,033,443      1.67      128,377       5.761      384        704        76.4
150,000.01-200,000.00 ............      337         60,256,031      4.01      178,801       5.889      393        701        77.0
200,000.01-250,000.00 ............      452        102,305,576      6.81      226,340       5.930      399        702        77.1
250,000.01-300,000.00 ............      459        126,879,020      8.44      276,425       6.028      395        699        76.5
300,000.01-350,000.00 ............      418        136,342,036      9.07      326,177       5.708      401        701        78.0
350,000.01-400,000.00 ............      450        170,132,729     11.32      378,073       5.934      401        698        77.5
400,000.01-450,000.00 ............      273        116,451,418      7.75      426,562       5.702      404        707        76.4
450,000.01-500,000.00 ............      267        127,433,014      8.48      477,277       5.404      399        713        76.3
500,000.01-550,000.00 ............      206        108,126,690      7.20      524,887       5.380      402        713        77.4
550,000.01-600,000.00 ............      168         97,048,003      6.46      577,667       5.462      411        713        76.8
600,000.01-650,000.00 ............      160        101,161,741      6.73      632,261       5.691      412        709        76.9
650,000.01-700,000.00 ............       58         39,366,091      2.62      678,726       4.730      401        712        74.3
700,000.01-750,000.00 ............       46         33,340,075      2.22      724,784       5.388      393        705        73.4
750,000.01-1,000,000.00 ..........      129        113,370,119      7.54      878,838       5.277      401        705        73.6
1,000,000.01-1,500,000.00 ........       69         88,970,280      5.92    1,289,424       6.568      378        697        69.2
1,500,000.01-2,000,000.00 ........       21         36,270,003      2.41    1,727,143       6.270      398        703        69.7
Greater than 2,000,000.00 ........        7         16,168,940      1.08    2,309,849       6.248      406        724        72.7
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

                  State Distribution of Mortgaged Properties(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
State                                Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Alabama ..........................        3     $      982,400      0.07%     327,467       1.991      382        706        77.0
Alaska ...........................        4            792,641      0.05      198,160       3.484      360        771        77.5
Arizona ..........................      128         39,601,098      2.64      309,384       6.164      388        705        78.5
Arkansas .........................        2            316,357      0.02      158,179       7.588      359        697        89.9
California .......................    2,020        935,994,756     62.29      463,364       5.797      406        705        75.0
Colorado .........................       33         12,409,267      0.83      376,038       5.160      386        692        76.6
Connecticut ......................       15          6,130,183      0.41      408,679       7.091      386        693        77.3
Delaware .........................        2            362,142      0.02      181,071       8.229      359        704        78.0
District of Columbia .............        5          1,808,400      0.12      361,680       4.192      379        734        80.8
Florida ..........................      533        170,633,990     11.36      320,139       5.530      395        705        77.7
Georgia ..........................       21          4,916,300      0.33      234,110       6.289      399        702        79.4
Hawaii ...........................       26         13,200,590      0.88      507,715       4.049      413        728        76.8
Idaho ............................        9          3,049,804      0.20      338,867       7.654      364        716        70.3
Illinois .........................       58         16,390,105      1.09      282,588       4.248      380        696        77.0
Indiana ..........................        3            658,980      0.04      219,660       7.844      356        688        82.4
Kansas ...........................        2            316,302      0.02      158,151       8.350      435        715        84.3
Kentucky .........................        2            688,307      0.05      344,153       8.020      360        741        79.2
Maryland .........................       76         29,656,787      1.97      390,221       5.145      394        698        76.5
Massachusetts ....................       49         16,465,382      1.10      336,028       5.585      386        689        76.5
Michigan .........................       45         10,670,225      0.71      237,116       5.786      389        694        78.1
Minnesota ........................       35          9,963,811      0.66      284,680       5.664      381        706        77.5
Missouri .........................       16          3,854,645      0.26      240,915       7.149      371        696        82.5
Montana ..........................        3            746,845      0.05      248,948       7.939      479        684        83.0
Nebraska .........................        1             73,359      0.00       73,359       7.250      359        692        93.0
Nevada ...........................      118         39,148,454      2.61      331,767       6.370      395        699        78.1
New Hampshire ....................        4            916,428      0.06      229,107       8.211      359        700        84.8
New Jersey .......................       70         27,400,166      1.82      391,431       4.429      377        696        76.4
New Mexico .......................        5            894,050      0.06      178,810       8.160      411        707        76.9
New York .........................       80         32,926,342      2.19      411,579       5.262      376        708        74.5
North Carolina ...................        9          4,190,699      0.28      465,633       5.940      381        680        78.0
Ohio .............................       20          6,137,569      0.41      306,878       4.898      390        702        78.5
Oklahoma .........................        2            625,200      0.04      312,600       6.344      359        674        89.5
Oregon ...........................       39         10,128,839      0.67      259,714       5.551      378        714        80.6
Pennsylvania .....................       43         10,388,364      0.69      241,590       5.506      368        708        80.1
Rhode Island .....................        6          1,825,651      0.12      304,275       5.861      406        718        75.4
South Carolina ...................        8          4,537,606      0.30      567,201       4.856      359        686        74.9

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
State                                Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
South Dakota .....................        1            114,100      0.01      114,100       1.750      360        693        70.0
Tennessee ........................       11          4,115,657      0.27      374,151       6.880      390        693        78.9
Texas ............................       33          6,344,572      0.42      192,260       6.301      397        689        78.2
Utah .............................       32          8,253,209      0.55      257,913       4.247      378        722        78.2
Vermont ..........................        1            206,629      0.01      206,629       8.000      359        672        90.0
Virginia .........................       73         29,401,044      1.96      402,754       6.362      391        717        76.9
Washington .......................       92         29,405,460      1.96      319,625       6.347      390        710        76.6
West Virginia ....................        6          1,376,194      0.09      229,366       6.349      390        739        79.3
Wisconsin ........................       17          4,358,012      0.29      256,354       4.635      385        708        76.7
Wyoming ..........................        1            266,878      0.02      266,878       7.875      357        729        80.0
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, no more than approximately 0.38% of the Mortgage Loans in Loan Group 1 was secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Range of Original                     Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Loan-to-Value Ratios (%)             Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
0.01-50.00 .......................       64     $   21,280,005      1.42%     332,500       6.056      394        718        43.6
50.01-55.00 ......................       43         16,222,533      1.08      377,268       5.220      399        688        53.2
55.01-60.00 ......................       83         44,040,167      2.93      530,604       5.995      388        701        57.9
60.01-65.00 ......................      139         69,156,943      4.60      497,532       5.781      404        696        63.1
65.01-70.00 ......................      438        191,762,533     12.76      437,814       5.910      396        703        69.1
70.01-75.00 ......................      538        244,441,855     16.27      454,353       5.852      395        701        74.1
75.01-80.00 ......................    2,115        821,055,657     54.64      388,206       5.458      404        708        79.6
80.01-85.00 ......................       57         16,083,349      1.07      282,164       6.257      412        693        84.2
85.01-90.00 ......................      130         35,722,526      2.38      274,789       7.104      388        687        89.3
90.01-95.00 ......................      155         42,878,233      2.85      276,634       7.533      367        712        94.8
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1 was approximately 75.90%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 1 that may exist at the time of origination.

                        Combined Loan-to-Value Ratios(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Range of Combined                     Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Loan-to-Value Ratios (%)             Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
0.01-50.00 .......................       61     $   17,963,023      1.20%     294,476       5.795      401        717        43.2
50.01-55.00 ......................       44         17,386,279      1.16      395,143       5.633      396        691        53.2
55.01-60.00 ......................       67         29,302,640      1.95      437,353       5.881      393        697        58.2
60.01-65.00 ......................      128         62,099,284      4.13      485,151       5.992      400        697        63.1
65.01-70.00 ......................      317        135,139,229      8.99      426,307       5.622      397        706        68.9
70.01-75.00 ......................      426        174,306,614     11.60      409,170       6.084      398        700        74.0
75.01-80.00 ......................    1,099        445,659,931     29.66      405,514       5.531      401        710        79.3
80.01-85.00 ......................      148         60,206,526      4.01      406,801       5.603      403        706        83.8
85.01-90.00 ......................    1,298        508,702,415     33.85      391,912       5.634      403        703        89.7
90.01-95.00 ......................      167         47,280,555      3.15      283,117       7.256      370        710        94.8
95.01-100.00 .....................        5          1,685,301      0.11      337,060       5.796      359        714        98.4
100.01-105.00 ....................        1          1,560,000      0.10    1,560,000       6.750      480        740       100.6
110.01-115.00 ....................        1          1,352,000      0.09    1,352,000       1.250      360        706       112.0
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

----------
(1) The Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged Properties. See the definition of "Combined Loan-to-Value Ratio" under the heading "The Mortgage Pool" in this prospectus supplement.

                            Current Mortgage Rates(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Range of Current                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Mortgage Rates (%)                   Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
0.501-1.000 ......................      184     $   77,429,914      5.15%     420,815       1.000      362        713        74.8
1.001-1.500 ......................      468        195,754,623     13.03      418,279       1.351      411        717        75.8
1.501-2.000 ......................      327        134,163,539      8.93      410,286       1.858      403        707        75.1
2.001-2.500 ......................      150         57,694,288      3.84      384,629       2.409      388        686        76.9
2.501-3.000 ......................       99         31,145,248      2.07      314,598       2.845      427        680        79.4
3.001-3.500 ......................       27          8,576,124      0.57      317,634       3.314      387        688        80.9
3.501-4.000 ......................       20          4,717,885      0.31      235,894       3.888      405        688        85.1
4.001-4.500 ......................       14          3,022,782      0.20      215,913       4.290      386        737        92.9
4.501-5.000 ......................        3          1,478,900      0.10      492,967       4.733      360        657        82.8

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Range of Current                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Mortgage Rates (%)                   Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
5.501-6.000 ......................        4          1,887,730      0.13      471,933       5.954      405        710        76.1
6.001-6.500 ......................       31         18,989,545      1.26      612,566       6.366      379        716        71.2
6.501-7.000 ......................       82         39,232,457      2.61      478,445       6.829      396        726        74.7
7.001-7.500 ......................      417        179,670,797     11.96      430,865       7.349      391        719        74.4
7.501-8.000 ......................    1,189        465,841,196     31.00      391,792       7.824      397        706        75.9
8.001-8.500 ......................      603        234,795,046     15.63      389,378       8.191      416        687        75.7
8.501-9.000 ......................      101         36,978,651      2.46      366,125       8.692      398        688        81.1
9.001-9.500 ......................       38         10,140,288      0.67      266,850       9.251      384        681        88.5
9.501-10.000 .....................        5          1,124,786      0.07      224,957       9.678      359        649        82.8
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 was approximately 5.723% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 5.705% per annum.

                          Types of Mortgaged Properties

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Property Type                        Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Single Family Residence ..........    2,537     $1,022,419,037     68.04%     403,003       5.678      400        703        75.6
Planned Unit Development .........      582        255,689,784     17.02      439,330       5.809      401        705        76.7
Low-rise Condominium .............      391        122,384,501      8.14      313,004       5.767      400        715        77.6
2-4 Family Residence .............      223         92,167,981      6.13      413,309       5.874      395        711        74.5
High-rise Condominium ............       28          9,799,735      0.65      349,991       6.202      398        714        80.0
Cooperative ......................        1            182,761      0.01      182,761       7.875      357        734        80.0
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

                            Purpose of Mortgage Loans

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Loan Purpose                         Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Refinance (cash-out) .............    2,065     $  818,412,080     54.46%     396,325       5.819      400        702        73.8
Purchase .........................      997        403,508,999     26.85      404,723       5.566      397        715        79.1
Refinance (rate/term) ............      700        280,722,721     18.68      401,032       5.672      402        698        77.4
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

                               Occupancy Types(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Occupancy Type                       Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Primary Residence ................    3,082     $1,283,495,748     85.42%     416,449       5.680      400        703        76.3
Investment Property ..............      460        143,991,541      9.58      313,025       6.368      402        711        72.0
Secondary Residence ..............      220         75,156,510      5.00      341,621       5.230      392        722        77.3
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Remaining Term                        Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
to Maturity (Months)                 Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
480 ..............................      591     $  245,575,059     16.34%     415,525       3.716      480        706        76.0
479 ..............................      430        175,147,144     11.66      407,319       7.902      479        706        76.2
478 ..............................      190         74,824,229      4.98      393,812       7.804      478        718        74.7
477 ..............................       19          7,875,695      0.52      414,510       7.684      477        702        73.5
476 ..............................        3            731,650      0.05      243,883       8.340      476        685        88.0

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Remaining Term                        Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
to Maturity (Months)                 Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
475 ..............................        1          1,691,976      0.11    1,691,976       7.875      475        672        70.0
474 ..............................        3          2,645,905      0.18      881,968       8.395      474        695        80.0
360 ..............................    1,039        431,713,018     28.73      415,508       3.108      360        706        75.8
359 ..............................      850        326,035,985     21.70      383,572       7.567      359        700        75.7
358 ..............................      482        167,179,045     11.13      346,844       7.584      358        708        76.7
357 ..............................       88         33,126,510      2.20      376,438       7.729      357        704        77.2
356 ..............................       17          9,510,298      0.63      559,429       7.952      356        706        72.6
355 ..............................       19         13,321,656      0.89      701,140       7.817      355        682        74.0
354 ..............................       18          8,564,091      0.57      475,783       7.838      354        707        73.2
353 ..............................        2            635,477      0.04      317,739       8.176      353        670        71.5
352 ..............................        5          1,775,673      0.12      355,135       8.169      352        652        74.4
351 ..............................        2            699,151      0.05      349,576       7.878      351        668        85.1
350 ..............................        2          1,107,151      0.07      553,576       7.899      350        700        80.0
345 ..............................        1            484,087      0.03      484,087       7.375      345        794        75.0
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 1 was approximately 400 months.

                             Documentation Programs

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Documentation Program                Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Reduced ..........................    2,809     $1,186,220,181     78.94%     422,293       5.677      400        706        76.0
Stated Income/Stated Asset .......      503        164,139,861     10.92      326,322       5.776      399        705        74.8
Full/Alternative .................      387        131,131,339      8.73      338,841       5.903      399        693        77.2
No Ratio .........................       39         14,083,672      0.94      361,120       6.714      386        737        73.5
No Income/No Asset ...............       24          7,068,747      0.47      294,531       6.963      371        720        66.4
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

                              FICO Credit Scores(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Range of                              Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
FICO Credit Scores                   Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
521-540 ..........................        1     $      897,190      0.06%     897,190       7.875      358        525        75.0
581-600 ..........................        1            440,944      0.03      440,944       8.125      478        600        80.0
601-620 ..........................       26          9,514,031      0.63      365,924       6.914      361        614        77.2
621-640 ..........................      283        102,194,881      6.80      361,113       6.333      394        631        73.9
641-660 ..........................      367        137,894,968      9.18      375,736       6.012      398        651        75.0
661-680 ..........................      606        243,961,429     16.24      402,577       5.853      399        671        76.2
681-700 ..........................      615        249,827,184     16.63      406,223       5.692      399        690        76.3
701-720 ..........................      543        222,656,275     14.82      410,048       5.700      403        710        76.0
721-740 ..........................      449        176,428,307     11.74      392,936       5.538      402        730        77.0
741-760 ..........................      384        158,387,116     10.54      412,466       5.418      401        750        75.9
761-780 ..........................      263        107,538,888      7.16      408,893       5.350      394        770        75.8
781-800 ..........................      173         72,205,263      4.81      417,371       5.710      406        789        75.6
801-820 ..........................       51         20,697,324      1.38      405,830       5.088      407        805        73.6
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 1 was approximately 705.

                    Prepayment Charge Periods at Origination

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Prepayment Charge Period (Months)    Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
None .............................      413     $  186,929,431     12.44%     452,614       4.586      384        717        74.9
6 ................................        2            816,487      0.05      408,244       7.776      388        734        81.7
12 ...............................      926        438,909,278     29.21      473,984       5.726      401        708        75.7
24 ...............................        1            274,425      0.02      274,425       7.750      353        695        80.0
30 ...............................        2            490,052      0.03      245,026       7.881      359        702        68.4
36 ...............................    2,418        875,224,125     58.25      361,962       5.961      402        701        76.2
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

                        Months to Next Adjustment Date(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Months to Next Adjustment             Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Date                                 Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
1 ................................    3,674     $1,455,985,755     96.89%     396,294       5.835      401        704        76.0
2 ................................       30         14,921,678      0.99      497,389       2.331      366        725        74.7
3 ................................       58         31,736,366      2.11      547,179       2.212      360        727        73.9
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the weighted average months to the next Adjustment Date of the Mortgage Loans in Loan Group 1 was approximately 1.052 months.

                                Gross Margins(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Range of Gross Margins (%)           Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
0.001-1.000 ......................        2     $    1,286,269      0.09%     643,135       4.632      360        773        78.5
1.001-2.000 ......................       36         20,872,544      1.39      579,793       5.938      385        717        71.4
2.001-3.000 ......................      629        281,371,591     18.73      447,332       5.655      391        720        74.7
3.001-4.000 ......................    2,967      1,164,547,655     77.50      392,500       5.704      403        702        75.9
4.001-5.000 ......................      123         33,243,904      2.21      270,276       6.790      383        691        88.0
5.001-6.000 ......................        5          1,321,836      0.09      264,367       8.386      387        655        83.5
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 1 was approximately 3.309%.

                            Maximum Mortgage Rates(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Range of Maximum                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Mortgage Rates (%)                   Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
8.001-9.000 ......................        1     $      337,994      0.02%     337,994       8.013      358        676        80.0
9.001-10.000 .....................    3,584      1,450,286,613     96.52      404,656       5.666      401        705        75.6
10.001-11.000 ....................       34         10,660,587      0.71      313,547       6.851      369        686        80.9
11.001-12.000 ....................       20          7,250,768      0.48      362,538       6.547      376        711        80.4
12.001-13.000 ....................        2            401,911      0.03      200,956       4.759      359        760        87.3
13.001-14.000 ....................        6          1,548,917      0.10      258,153       7.336      382        667        90.6
14.001-15.000 ....................       65         18,627,629      1.24      286,579       7.636      365        715        94.7
15.001-16.000 ....................        9          1,672,928      0.11      185,881       7.524      424        714        72.5
16.001-17.000 ....................       41         11,856,452      0.79      289,182       7.657      375        709        69.3
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the weighted average Maximum Mortgage Rate of the Mortgage Loans in Loan Group 1 was approximately 10.077% per annum.

                        Initial Interest Adjustment Dates

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Initial Interest                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Adjustment Date                      Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
October 1, 2006 ..................    3,227     $1,262,092,747     83.99%     391,104       6.051      400        705        76.0
November 1, 2006 .................      477        208,814,686     13.90      437,767       4.277      403        698        75.4
December 1, 2006 .................       46         25,552,723      1.70      555,494       2.241      360        732        74.7
January 1, 2007 ..................       12          6,183,643      0.41      515,304       2.089      360        707        70.6
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

                          Fixed Mortgage Rate Period(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Fixed Mortgage Rate                   Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Period (months)                      Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
1 ................................    3,657     $1,447,212,860     96.31%     395,738       5.840      401        704        76.0
3 ................................      105         55,430,939      3.69      527,914       2.682      362        724        74.5
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

----------
(1) During this period of time after origination, the Mortgage Rates on the applicable Mortgage Loans in Loan Group 1 are fixed and are lower than the sum of the related Mortgage Index and the related Gross Margin.

                            Minimum Mortgage Rates(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Range of Minimum                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Mortgage Rates (%)                   Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
0.001-1.000 ......................        1     $      352,000      0.02%     352,000       1.000      360        811        80.0
1.001-2.000 ......................       36         20,872,544      1.39      579,793       5.938      385        717        71.4
2.001-3.000 ......................      630        282,305,861     18.79      448,105       5.656      391        720        74.8
3.001-4.000 ......................    2,966      1,164,349,743     77.49      392,566       5.703      403        702        75.9
4.001-5.000 ......................      123         33,243,904      2.21      270,276       6.790      383        691        88.0
5.001-6.000 ......................        5          1,321,836      0.09      264,367       8.386      387        655        83.5
6.001-7.000 ......................        1            197,912      0.01      197,912       8.125      479        690        85.0
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

----------
(1) As of the cut-off date, the weighted average Minimum Mortgage Rate of the Mortgage Loans in Loan Group 1 was approximately 3.310% per annum.

                        Maximum Negative Amortization(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Maximum Negative Amortization (%)    Group 1     Outstanding     Group 1        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
110 ..............................       82     $   34,011,388      2.26%     414,773       5.518      375        707        74.7
115 ..............................    3,680      1,468,632,411     97.74      399,085       5.728      400        705        75.9
                                      -----     --------------    ------
Total ............................    3,762     $1,502,643,799    100.00%
                                      =====     ==============    ======

----------
(1) Reflects maximum allowable percentage of original unpaid principal balance.

                                  LOAN GROUP 2

                                  Loan Program

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Loan Program                         Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Eleventh District COFI ...........      259     $   91,442,256    100.00%     353,059       5.496      377        716        75.4
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

                          Current Principal Balances(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
Range of                            Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Current Mortgage                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Loan Principal Balances ($)          Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
50,000.01-100,000.00 .............       10     $      841,177      0.92%      84,118       4.124      359        727        64.8
100,000.01-150,000.00 ............       30          3,805,345      4.16      126,845       5.924      368        719        73.2
150,000.01-200,000.00 ............       28          4,978,432      5.44      177,801       4.684      373        701        72.6
200,000.01-250,000.00 ............       38          8,517,487      9.31      224,144       6.088      375        711        75.6
250,000.01-300,000.00 ............       25          6,806,001      7.44      272,240       4.583      364        695        78.2
300,000.01-350,000.00 ............       24          7,916,836      8.66      329,868       5.666      374        707        79.3
350,000.01-400,000.00 ............       15          5,602,973      6.13      373,532       4.629      368        699        74.6
400,000.01-450,000.00 ............       20          8,376,803      9.16      418,840       7.063      389        726        78.0
450,000.01-500,000.00 ............       16          7,495,171      8.20      468,448       4.928      374        711        77.6
500,000.01-550,000.00 ............       13          6,812,983      7.45      524,076       5.436      377        727        76.3
550,000.01-600,000.00 ............       13          7,508,337      8.21      577,564       5.153      378        721        77.5
600,000.01-650,000.00 ............       10          6,189,704      6.77      618,970       6.407      382        739        78.0
650,000.01-700,000.00 ............        3          1,952,944      2.14      650,981       7.542      358        703        75.6
750,000.01-1,000,000.00 ..........       11          9,596,448     10.49      872,404       4.218      402        712        72.5
1,000,000.01-1,500,000.00 ........        2          2,638,357      2.89    1,319,178       5.004      359        757        56.4
Greater than 2,000,000.00 ........        1          2,403,258      2.63    2,403,258       8.102      359        719        70.0
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 2 was approximately $353,059.

                           Original Principal Balances

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
Range of                            Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Original Principal Balances           Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
($)                                  Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
50,000.01-100,000.00 .............       10     $      841,177      0.92%      84,118       4.124      359        727        64.8
100,000.01-150,000.00 ............       31          3,955,800      4.33      127,606       5.984      368        720        71.6
150,000.01-200,000.00 ............       28          5,029,323      5.50      179,619       4.728      372        700        72.2
200,000.01-250,000.00 ............       37          8,316,141      9.09      224,761       6.045      376        711        76.6
250,000.01-300,000.00 ............       26          7,107,127      7.77      273,351       4.723      364        697        78.3
300,000.01-350,000.00 ............       24          7,967,096      8.71      331,962       5.686      374        705        78.8
350,000.01-400,000.00 ............       17          6,457,165      7.06      379,833       5.099      381        703        76.1
400,000.01-450,000.00 ............       17          7,171,224      7.84      421,837       6.884      381        727        77.4
450,000.01-500,000.00 ............       15          7,031,171      7.69      468,745       5.138      375        711        77.5
500,000.01-550,000.00 ............       14          7,276,983      7.96      519,785       5.201      376        726        76.5
550,000.01-600,000.00 ............       15          8,711,393      9.53      580,760       5.529      383        723        77.8
600,000.01-650,000.00 ............       11          6,939,592      7.59      630,872       6.472      369        729        77.0
750,000.01-1,000,000.00 ..........       11          9,596,448     10.49      872,404       4.218      402        712        72.5
1,000,000.01-1,500,000.00 ........        2          2,638,357      2.89    1,319,178       5.004      359        757        56.4
Greater than 2,000,000.00 ........        1          2,403,258      2.63    2,403,258       8.102      359        719        70.0
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

                  State Distribution of Mortgaged Properties(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
State                                Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Arizona ..........................        5     $    2,283,928      2.50%     456,786       4.186      408        725        77.8
Arkansas .........................        1            106,352      0.12      106,352       8.000      359        731        89.5
California .......................       77         35,730,389     39.07      464,031       6.025      384        715        74.9
Colorado .........................        3            986,840      1.08      328,947       7.107      429        713        79.0
Connecticut ......................        3            849,530      0.93      283,177       1.301      360        746        73.4
Delaware .........................        1            244,482      0.27      244,482       7.977      359        722        64.5
Florida ..........................       46         13,153,132     14.38      285,938       5.287      368        720        76.0
Georgia ..........................        6          4,172,896      4.56      695,483       6.459      359        730        74.1
Hawaii ...........................        2            464,733      0.51      232,367       3.273      360        705        53.2
Idaho ............................        2            396,997      0.43      198,498       8.105      359        716        79.9
Illinois .........................        1            768,750      0.84      768,750       1.250      360        697        75.0
Indiana ..........................        1             82,600      0.09       82,600       2.500      360        667        88.8
Kansas ...........................        3            685,680      0.75      228,560       6.965      360        690        71.9
Kentucky .........................        1            123,000      0.13      123,000       2.500      360        771        74.6
Maryland .........................        1            332,000      0.36      332,000       8.000      360        668        74.9
Massachusetts ....................        6          2,156,206      2.36      359,368       5.245      358        704        81.7
Michigan .........................        5            914,342      1.00      182,868       4.325      399        728        70.6
Minnesota ........................        4            791,104      0.87      197,776       4.702      359        709        76.6
Missouri .........................        4            720,148      0.79      180,037       6.915      359        674        82.2
Nevada ...........................        7          2,361,812      2.58      337,402       4.333      436        716        65.1
New Hampshire ....................        3            841,417      0.92      280,472       7.829      360        702        76.9
New Jersey .......................       19          5,473,639      5.99      288,086       4.114      365        711        79.9
New Mexico .......................        1            225,000      0.25      225,000       7.250      360        705        90.0
New York .........................       10          3,136,642      3.43      313,664       5.590      358        712        76.6
North Carolina ...................        4          2,626,166      2.87      656,542       4.456      360        773        61.8
Oregon ...........................        6          2,167,050      2.37      361,175       6.919      377        702        74.5
Pennsylvania .....................        1            200,000      0.22      200,000       3.000      360        688        80.0
Rhode Island .....................        2            699,500      0.76      349,750       2.414      360        641        74.1
South Carolina ...................        1            610,000      0.67      610,000       1.750      360        673        74.9
South Dakota .....................        1             77,520      0.08       77,520       1.000      360        714        80.0
Tennessee ........................        2            570,515      0.62      285,258       4.434      359        697        80.0
Texas ............................        9          1,479,804      1.62      164,423       5.479      371        694        81.1
Utah .............................        2            592,800      0.65      296,400       1.750      360        758        78.4
Virginia .........................        9          3,035,518      3.32      337,280       6.558      383        732        83.3

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
State                                Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Washington .......................        5          1,274,273      1.39      254,855       6.003      379        698        76.3
Wisconsin ........................        5          1,107,493      1.21      221,499       4.354      360        672        74.0
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

----------
(1) As of the cut-off date, no more than approximately 2.63% of the Mortgage Loans in Loan Group 2 was secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Range of Original                     Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Loan-to-Value Ratios (%)             Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
0.01-50.00 .......................       14     $    4,090,900      4.47%     292,207       3.443      384        736        42.8
50.01-55.00 ......................        3          1,175,689      1.29      391,896       3.887      360        747        52.3
55.01-60.00 ......................        7          2,053,495      2.25      293,356       5.143      393        705        57.6
60.01-65.00 ......................        7          3,034,186      3.32      433,455       6.840      377        727        62.7
65.01-70.00 ......................       31         11,229,645     12.28      362,247       6.259      370        711        69.7
70.01-75.00 ......................       21          9,251,673     10.12      440,556       5.033      393        702        74.3
75.01-80.00 ......................      153         54,936,622     60.08      359,063       5.518      375        717        79.6
80.01-85.00 ......................        5          1,379,392      1.51      275,878       5.889      394        707        84.1
85.01-90.00 ......................       13          2,859,119      3.13      219,932       4.856      359        707        89.1
90.01-95.00 ......................        5          1,431,534      1.57      286,307       7.377      390        726        95.0
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 2 was approximately 75.40%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 2 that may exist at the time of origination.

                        Combined Loan-to-Value Ratios(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Range of Combined                     Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Loan-to-Value Ratios (%)             Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
0.01-50.00 .......................       14     $    4,090,900      4.47%     292,207       3.443      384        736        42.8
50.01-55.00 ......................        3          1,175,689      1.29      391,896       3.887      360        747        52.3
55.01-60.00 ......................        5          1,404,531      1.54      280,906       6.671      408        694        57.5
60.01-65.00 ......................        5          1,348,912      1.48      269,782       5.928      399        732        62.4
65.01-70.00 ......................       17          8,177,049      8.94      481,003       5.703      375        706        69.7
70.01-75.00 ......................       16          7,511,839      8.21      469,490       5.721      372        704        74.0
75.01-80.00 ......................       78         28,420,466     31.08      364,365       5.611      378        720        79.4
80.01-85.00 ......................       13          5,415,818      5.92      416,601       5.936      378        721        83.5
85.01-90.00 ......................      102         32,325,520     35.35      316,917       5.399      374        712        89.6
90.01-95.00 ......................        5          1,431,534      1.57      286,307       7.377      390        726        95.0
95.01-100.00 .....................        1            140,000      0.15      140,000       1.250      360        731        99.2
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

----------
(1) The Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged Properties. See the definition of "Combined Loan-to-Value Ratio" under the heading "The Mortgage Pool" in this prospectus supplement.

                            Current Mortgage Rates(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Range of Current                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Mortgage Rates (%)                   Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
0.501-1.000 ......................       10     $    2,615,140      2.86%     261,514       1.000      360        715        68.0
1.001-1.500 ......................       31         11,328,641     12.39      365,440       1.287      383        724        72.9
1.501-2.000 ......................       27         10,990,835     12.02      407,068       1.871      360        714        73.3
2.001-2.500 ......................       24          7,281,546      7.96      303,398       2.385      365        674        77.8
2.501-3.000 ......................        7          1,611,858      1.76      230,265       2.861      360        685        81.4
3.001-3.500 ......................        2            295,500      0.32      147,750       3.170      360        686        83.3

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Range of Current                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Mortgage Rates (%)                   Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
3.501-4.000 ......................        3            952,519      1.04      317,506       3.903      358        720        89.3
4.001-4.500 ......................        1            327,750      0.36      327,750       4.375      360        736        95.0
6.501-7.000 ......................        5          2,299,611      2.51      459,922       6.857      413        734        70.2
7.001-7.500 ......................       34         14,897,091     16.29      438,150       7.324      380        723        75.7
7.501-8.000 ......................       55         19,420,094     21.24      353,093       7.832      385        718        76.4
8.001-8.500 ......................       57         18,559,206     20.30      325,600       8.193      373        720        75.3
8.501-9.000 ......................        2            615,799      0.67      307,899       8.837      478        706        88.4
9.001-9.500 ......................        1            246,667      0.27      246,667       9.027      359        718        95.0
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 was approximately 5.496% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 5.475% per annum.

                          Types of Mortgaged Properties

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Property Type                        Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Single Family Residence ..........      153     $   57,991,109     63.42%     379,027       5.708      378        718        74.8
Planned Unit Development .........       60         19,971,847     21.84      332,864       4.666      379        710        75.6
Low-rise Condominium .............       27          7,814,802      8.55      289,437       6.069      374        719        77.7
2-4 Family Residence .............       16          4,878,900      5.34      304,931       5.494      364        712        78.2
High-rise Condominium ............        3            785,598      0.86      261,866       5.201      359        691        73.8
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

                            Purpose of Mortgage Loans

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Loan Purpose                         Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Refinance (cash-out) .............      115     $   43,905,391     48.01%     381,786       5.500      374        715        71.9
Purchase .........................      105         35,556,867     38.88      338,637       5.605      376        722        78.6
Refinance (rate/term) ............       39         11,979,998     13.10      307,179       5.157      389        700        78.6
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

                               Occupancy Types(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Occupancy Type                       Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Primary Residence ................      196     $   74,565,664     81.54%     380,437       5.394      379        713        76.1
Investment Property ..............       39          9,104,964      9.96      233,461       6.861      370        719        73.4
Secondary Residence ..............       24          7,771,628      8.50      323,818       4.873      362        731        70.9
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Remaining Term                        Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
to Maturity (Months)                 Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
480 ..............................        8     $    3,710,753      4.06%     463,844       3.445      480        730        66.7
479 ..............................        6          2,000,729      2.19      333,455       7.934      479        727        80.6
478 ..............................       12          5,525,859      6.04      460,488       7.660      478        722        76.0
477 ..............................        3            923,258      1.01      307,753       7.813      477        688        83.5
476 ..............................        2          1,013,436      1.11      506,718       7.338      476        722        73.8
473 ..............................        1            326,193      0.36      326,193       7.875      473        776        80.0
360 ..............................      133         41,579,064     45.47      312,625       3.500      360        707        75.9
359 ..............................       36         12,929,474     14.14      359,152       7.199      359        726        73.0
358 ..............................       43         18,075,998     19.77      420,372       7.381      358        723        77.2
357 ..............................       10          3,551,993      3.88      355,199       7.968      357        709        74.2
356 ..............................        2            610,679      0.67      305,340       8.126      356        729        64.4
354 ..............................        2            791,493      0.87      395,747       7.357      354        710        74.8
353 ..............................        1            403,327      0.44      403,327       8.000      353        721        79.4
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 2 was approximately 377 months.

                             Documentation Programs

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Documentation Program                Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
Reduced ..........................      196     $   75,848,429     82.95%     386,982       5.542      377        718        75.1
Full/Alternative .................       40          9,749,212     10.66      243,730       5.150      383        708        77.2
Stated Income/Stated Asset .......       23          5,844,615      6.39      254,114       5.473      367        698        76.2
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

                              FICO Credit Scores(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Range of                              Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
FICO Credit Scores                   Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
601-620 ..........................        1     $      217,500      0.24%     217,500       8.375      360        620        75.0
621-640 ..........................       10          2,874,815      3.14      287,481       3.116      370        633        77.6
641-660 ..........................       21          5,812,111      6.36      276,767       4.314      360        650        76.2
661-680 ..........................       29          9,075,300      9.92      312,941       5.657      369        671        74.7
681-700 ..........................       44         16,701,495     18.26      379,579       5.293      383        691        74.8
701-720 ..........................       46         16,972,777     18.56      368,973       5.430      372        712        77.6
721-740 ..........................       43         17,432,303     19.06      405,402       5.983      386        729        74.5
741-760 ..........................       22          7,718,019      8.44      350,819       6.034      367        754        79.8
761-780 ..........................       25          8,265,114      9.04      330,605       5.904      391        772        76.1
781-800 ..........................        9          3,990,460      4.36      443,384       5.976      359        791        66.3
801-820 ..........................        7          2,111,415      2.31      301,631       4.543      395        808        70.3
821-840 ..........................        1             69,600      0.08       69,600       1.250      360        821        80.0
Unknown ..........................        1            201,346      0.22      201,346       7.875      356        N/A        32.8
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 2 was approximately 716.

                    Prepayment Charge Periods at Origination

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Prepayment Charge Period (Months)    Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
None .............................       83     $   29,371,528     32.12%     353,874       5.156      367        723        74.2
12 ...............................       76         30,056,964     32.87      395,486       7.251      392        717        76.8
24 ...............................        1             82,600      0.09       82,600       2.500      360        667        88.8
36 ...............................       99         31,931,165     34.92      322,537       4.164      371        707        75.2
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

                        Months to Next Adjustment Date(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Months to Next Adjustment             Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Date                                 Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
1 ................................      245     $   85,848,836     93.88%     350,403       5.704      377        715        75.8
2 ................................        3          1,768,007      1.93      589,336       2.074      359        707        67.5
3 ................................       11          3,825,414      4.18      347,765       2.393      370        742        70.0
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

----------
(1) As of the cut-off date, the weighted average months to the next Adjustment Date of the Mortgage Loans in Loan Group 2 was approximately 1.103 months.

                                Gross Margins(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Range of Gross Margins (%)           Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
2.001-3.000 ......................        4     $    1,854,611      2.03%     463,653       6.853      397        725        72.4
3.001-4.000 ......................      153         57,703,430     63.10      377,147       5.527      380        721        74.9
4.001-5.000 ......................      100         31,244,019     34.17      312,440       5.355      370        704        76.1
5.001-6.000 ......................        2            640,196      0.70      320,098       5.595      398        721        91.7
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 2 was approximately 3.860%.

                            Maximum Mortgage Rates(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Range of Maximum                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Mortgage Rates (%)                   Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
9.001-10.000 .....................      259     $   91,442,256    100.00%     353,059       5.496      377        716        75.4
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

----------
(1) As of the cut-off date, the weighted average Maximum Mortgage Rate of the Mortgage Loans in Loan Group 2 was approximately 9.947% per annum.

                        Initial Interest Adjustment Dates

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Initial Interest                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Adjustment Date                      Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
October 1, 2006 ..................      242     $   84,980,111     92.93%     351,157       5.714      378        715        75.8
November 1, 2006 .................        6          2,636,732      2.88      439,455       2.967      359        701        69.1
December 1, 2006 .................       11          3,825,414      4.18      347,765       2.393      370        742        70.0
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

                          Fixed Mortgage Rate Period(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Fixed Mortgage Rate                   Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Period (months)                      Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
1 ................................      240     $   84,298,750     92.19%     351,245       5.722      378        715        75.7
3 ................................       19          7,143,507      7.81      375,974       2.830      364        727        72.3
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

----------
(1) During this period of time after origination, the Mortgage Rates on the applicable Mortgage Loans in Loan Group 2 are fixed and are lower than the sum of the related Mortgage Index and the related Gross Margin.

                            Minimum Mortgage Rates(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
Range of Minimum                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Mortgage Rates (%)                   Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
2.001-3.000 ......................        4     $    1,854,611      2.03%     463,653       6.853      397        725        72.4
3.001-4.000 ......................      153         57,703,430     63.10      377,147       5.527      380        721        74.9
4.001-5.000 ......................      100         31,244,019     34.17      312,440       5.355      370        704        76.1
5.001-6.000 ......................        2            640,196      0.70      320,098       5.595      398        721        91.7
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

----------
(1) As of the cut-off date, the weighted average Minimum Mortgage Rate of the Mortgage Loans in Loan Group 2 was approximately 3.860% per annum.

                        Maximum Negative Amortization(1)

                                                                                                     Weighted
                                                                                                      Average              Weighted
                                    Number of                      % of       Average     Weighted   Remaining  Weighted   Average
                                    Mortgage      Aggregate      Mortgage    Principal    Average      Term      Average   Original
                                    Loans in      Principal       Loans       Balance     Current       to        FICO     Loan-to-
                                      Loan         Balance       in Loan    Outstanding   Mortgage   Maturity    Credit      Value
Maximum Negative Amortization (%)    Group 2     Outstanding     Group 2        ($)       Rate (%)   (Months)    Score     Ratio (%)
----------------------------------  ---------   --------------   --------   -----------   --------   ---------  --------   ---------
110 ..............................       10     $    3,136,642      3.43%     313,664       5.590      358        712        76.6
115 ..............................      249         88,305,614     96.57      354,641       5.492      377        716        75.4
                                        ---     --------------    ------
Total ............................      259     $   91,442,256    100.00%
                                        ===     ==============    ======

----------
(1) Reflects maximum allowable percentage of original unpaid principal balance.

                           Servicing of Mortgage Loans

Servicing Compensation and Payment of Expenses

      The "Expense Fee Rate" is the per annum rate at which the expense fees accrue on the principal balance of each Mortgage Loan. The expense fees with respect to the mortgage pool are payable out of the interest payments on each Mortgage Loan.

      The expense fees consist of:

      o the master servicing fee payable to the master servicer in respect of its servicing activities (the "Master Servicing Fee") with respect to each Mortgage Loan in the loan groups, equal to one-twelfth of the stated principal balance of that Mortgage Loan multiplied by the Master Servicing Fee Rate,

      o fees payable to the trustee in respect of its activities as trustee under the pooling and servicing agreement, and

      o     lender paid mortgage insurance premiums, if any.

      The "Master Servicing Fee Rate" equals:

      o 0.375% per annum with respect to approximately 95.65% of the Mortgage Loans in loan group 1, by aggregate stated principal balance of the Mortgage Loans in that loan group as of the cut-off date, and with respect to all of the Mortgage Loans in loan group 2, and

      o 0.425% per annum with respect to approximately 4.35% of the Mortgage Loans in loan group 1, by aggregate stated principal balance of the Mortgage Loans in that loan group as of the cut-off date.

      In cases where a Mortgage Loan is being directly serviced by a subservicer, the subservicer will be entitled to a portion of the Master Servicing Fee. The master servicer is obligated to pay some but not all ongoing expenses associated with the issuing entity and incurred by the master servicer in connection with its responsibilities under the pooling and servicing agreement and those amounts will be paid by the master servicer out of the Master Servicing Fee. The amount of the Master Servicing Fee is subject to adjustment with respect to prepaid Mortgage Loans, as described under "--Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans" in this free writing prospectus. The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges (excluding prepayment charges) and all reinvestment income earned on amounts on deposit in the Certificate Account and Distribution Account and Excess Proceeds with respect to the Mortgage Loans as described under "Description of the Certificates--Fees and Expenses".

Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans

      When a borrower prepays a Mortgage Loan between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Principal prepayments by borrowers received by the master servicer will be distributed to certificateholders on the Distribution Date in the month following the month of receipt and, accordingly, a shortfall in the amount of interest to be distributed to certificateholders with respect to the prepaid Mortgage Loans would result. Pursuant to the pooling and servicing agreement, the Master Servicing Fee for any month will be reduced by an amount sufficient to pass through to the certificateholders the full amount of interest to which they would be entitled for each prepaid Mortgage Loan on the related Distribution Date. However, the Master Servicing Fee on a Distribution Date will only be reduced by not more than one-half of the Master Servicing Fee for that Distribution Date for the Mortgage Loans (the "Compensating Interest").

      If shortfalls in interest as a result of prepayments on the Mortgage Loans in any Prepayment Period exceed the Compensating Interest for the related Distribution Date, the amount of interest distributed to the certificateholders will be reduced by the amount of the excess.

                         Description of the Certificates

General

      The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

      The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of CWALT, Inc., Countrywide Home Loans, Inc. (or any other seller), Countrywide Home Loans Servicing LP or any of their affiliates.

      The Mortgage Pass-Through Certificates, Series 2006-OA17 will consist of the Class 1-A1-A, Class 1-A1-B, Class 1-A1-C, Class 1-A1-D, Class 1-A2-A, Class 1-A2-B, Class 1-A2-C, Class 1-A2-D, Class 1-A3, Class 2-A-1, Class 2-A-2, Class 1-X-P, Class 2-X, Class A-R, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class B-1, Class B-2 and Class 2-P Certificates. Only the classes of certificates listed on the cover page are offered by this free writing prospectus (the "offered certificates"). The Class B-1, Class B-2 and Class 2-P Certificates are not offered by this free writing prospectus. Any information presented in this free writing prospectus with respect to the Class B-1, Class B-2 and Class 2-P Certificates is provided only to permit a better understanding of the offered certificates.

When describing the certificates in this free writing prospectus, we use the following terms:

        Designation                        Classes of Certificates
        -----------                        -----------------------
 Class 1-A1 Certificates        Class 1-A1-A, Class 1-A1-B, Class 1-A1-C
                                        and Class 1-A1-D Certificates

 Class 1-A2 Certificates        Class 1-A2-A, Class 1-A2-B, Class 1-A2-C
                                        and Class 1-A2-D Certificates

 Class 1-A Certificates      Class 1-A1, Class 1-A2 and Class 1-A3 Certificates

 Class 2-A Certificates           Class 2-A-1 and Class 2-A-2 Certificates

  Class A Certificates              Class 1-A and Class 2-A Certificates

   Senior Certificates           Class A, Class X and Class A-R Certificates

Subordinated Certificates             Class M and Class B Certificates

   LIBOR Certificates              Class 1-A and Subordinated Certificates

   COFI Certificates                      Class 2-A Certificates

 Floating Rate Certificates      LIBOR Certificates and COFI Certificates

  Class X Certificates             Class 1-X-P and Class 2-X Certificates

  Class M Certificates           Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5, Class M-6, Class M-7, Class M-8,
                              Class M-9,  Class M-10 and Class M-11 Certificates

  Class B Certificates             Class B-1 and Class B-2 Certificates

IO Components                 Class 1-X-P IO-1, Class 1-X-P IO-2, Class 1-X-P
                                 IO-3, Class 2-X PO-1, Class 2-X PO-2 and
                                        Class 2-X PO-3 Components

  Offered Certificates          Senior Certificates and Class M Certificates

  Private Certificates               Class B and Class 2-P Certificates

The certificates are generally referred to as the following types:

                  Class                                    Type
                  -----                                    ----

Class 1-A1-A                          Senior/Floating Pass-Through Rate/Super Senior

Class 1-A1-B                          Senior/Floating Pass-Through Rate/Super Senior

Class 1-A1-C                          Senior/Floating Pass-Through Rate/Super Senior

Class 1-A1-D                          Senior/Floating Pass-Through Rate/Super Senior

Class 1-A2-A                      Senior/Floating Pass-Through Rate/Super Senior/Support

Class 1-A2-B                      Senior/Floating Pass-Through Rate/Super Senior/Support

Class 1-A2-C                      Senior/Floating Pass-Through Rate/Super Senior/Support

Class 1-A2-D                      Senior/Floating Pass-Through Rate/Super Senior/Support

Class 1-A3                               Senior/Floating Pass-Through Rate/Support

Class 2-A-1                           Senior/Floating Pass-Through Rate/Super Senior

Class 2-A-2                              Senior/Floating Pass-Through Rate/Support

Class 1-X-P Certificates      Senior/Variable Pass-Through Rate/Component/Prepayment Charges

Class 2-X Certificates                  Senior/Variable Pass-Through Rate/Component

Class A-R Certificates                  Senior/Variable Pass-Through Rate/Residual

Subordinated Certificates                 Subordinate/Floating Pass-Through Rate

Class 2-P Certificates                              Prepayment Charges

      The Class 1-X-P and Class 2-P Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans in loan groups 1 and 2, respectively, and such amounts will not be available for distribution to the holders of the other classes of certificates.

         The senior certificates will have an initial aggregate Class Certificate Balance of approximately $1,414,751,100 and will evidence in the aggregate an initial beneficial ownership interest of approximately 88.75% in the issuing entity. The subordinated certificates will each evidence the initial beneficial ownership interest in the issuing entity set forth below:

                                                        Initial Beneficial
             Class of Subordinated Certificates         Ownership Interest
             ----------------------------------         ------------------
          Class M-1..............................              2.15%
          Class M-2..............................              2.00%
          Class M-3..............................              0.70%
          Class M-4..............................              0.75%
          Class M-5..............................              0.65%
          Class M-6..............................              0.60%
          Class M-7..............................              0.50%
          Class M-8..............................              0.40%
          Class M-9..............................              0.50%
          Class M-10.............................              0.50%
          Class M-11.............................              0.40%
          Class B-1..............................              1.20%
          Class B-2..............................              0.90%

      The initial Class Certificate Balances or initial Notional Amounts of the certificates may vary in the aggregate by plus or minus 10%.

Calculation of Class Certificate Balance

      The "Class Certificate Balance" of any class of certificates (other than a class of Class X Certificates) as of any Distribution Date is the initial Class Certificate Balance of the class, reduced by the sum of

      o all amounts previously distributed to holders of certificates of the class as payments of principal,

      o     the amount of Realized Losses allocated to the class,

and, increased by

      o the amount of Net Deferred Interest incurred by the Mortgage Loans and allocated to such class of certificates, as described in this free writing prospectus under "Description of the Certificates--Interest";

      provided, however to the extent Realized Losses have been allocated to the Class Certificate Balances or Component Principal Balances of the certificates or components, the Class Certificate Balances or Component Principal Balances of the classes to which the Realized Losses have been allocated will be increased, sequentially in the order of distribution priority (from highest to lowest), by the amount of Subsequent Recoveries for a loan group on the Mortgage Loans distributed as principal to any related class of certificates or component, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance or Component Principal Balance of that class of certificates or component.

      In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced if and to the extent that the aggregate Class Certificate Balance of all classes of certificates, following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the pool principal balance.

      The calculation of the Class Certificate Balance of a class of Class X Certificates is described under "--Component Classes" below.

Senior Certificate Groups

      The Class 1-A, Class 1-X-P and Class A-R Certificates relate to loan group 1, and the Class 2-A and Class 2-X Certificates relate to loan group 2. The classes and components of senior certificates related to a particular loan group are referred to as a "senior certificate group."

Subordinated Portions

      A portion of each loan group is related to the subordinated certificates (each, a "Subordinated Portion"). The principal balance of each Subordinated Portion (the "Subordinated Portion Balance") for any Distribution Date will be equal to the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date in the month preceding the month of such Distribution Date, over the aggregate Class Certificate Balance of the related senior certificate group immediately prior to such Distribution Date.

Component Classes

      Solely for purposes of calculating distributions of principal and interest and allocation of Realized Losses and Deferred Interest on the Mortgage Loans, each class of Class X Certificates will be made up of the components having the designations, initial Component Principal Balances and initial Component Notional Amounts set forth below.

Class of Class X                                            Initial Component   Initial Component   Related Loan
Certificates               Component Designation            Principal Balance    Notional Amount        Group
------------               ---------------------            -----------------    ---------------        -----
Class 1-X-P Certificates   Class 1-X-P IO-1 Component.....         N/A           $1,333,596,000           1
                           Class 1-X-P IO-2 Component.....         N/A            $169,047,699            1
                           Class 1-X-P IO-3 Component.....         N/A             $10,287,256            1
                           Class 1-X-P PO-1 Component.....          $0                 N/A                1
                           Class 1-X-P PO-2 Component.....          $0                 N/A                1
                           Class 1-X-P PO-3 Component.....          $0                 N/A                1

Class 2-X Certificates     Class 2-X IO-1 Component.......         N/A             $81,155,000            2
                           Class 2-X IO-2 Component.......         N/A             $10,287,256            2
                           Class 2-X IO-3 Component.......         N/A            $169,047,699            2
                           Class 2-X PO-1 Component.......          $0                 N/A                2
                           Class 2-X PO-2 Component.......          $0                 N/A                2
                           Class 2-X PO-3 Component.......          $0                 N/A                2

      The initial Component Notional Amounts set forth in the preceding table may vary by plus or minus 10%. The components comprising each class of Class X Certificates will not be separately transferable from such class of certificates.

      The "Class Certificate Balance" of a class of Class X Certificates will be equal to the aggregate Component Principal Balance of its PO Components. The "Notional Amount" of the Class 1-X-P Certificates will be equal to the aggregate Component Notional Amount of the Class 1-X-P IO-1 and Class 1-X-P IO-2 Components. The "Notional Amount" of the Class 2-X Certificates will be equal to the aggregate Component Notional Amount of the Class 2-X IO-1 and Class 2-X IO-2 Components.

      IO Components. Each of the Class 1-X-P IO-1, Class 1-X-P IO-2, Class 1-X-P IO-3, Class 2-X IO-1, Class 2-X IO-2 and Class 2-X IO-3 Components is referred to as an "IO Component." An IO Component will not have a Component Principal Balance and is not entitled to any distributions in respect of principal, but will bear interest on its respective outstanding Component Notional Amount.

      For the interest accrual period related to any Distribution Date, the "Component Notional Amount" of the IO Components will be equal to:

      o for the Class 1-X-P IO-1 Component, the sum of (i) the aggregate Class Certificate Balance of the Class 1-A Certificates immediately prior to that Distribution Date, and (ii) the Component Principal Balance of the Class 1-X-P PO-1 Component immediately prior to that Distribution Date,

      o for the Class 1-X-P IO-2 Component, the related Subordinated Portion Balance for loan group 1,

      o for the Class 1-X-P IO-3 Component, the related Subordinated Portion Balance for loan group 2,

      o for the Class 2-X IO-1 Component, the sum of (i) the aggregate Class Certificate Balance of the Class 2-A Certificates immediately prior to that Distribution Date and (ii) the Component Principal Balance of the Class 2-X PO-1 Component immediately prior to that Distribution Date,

      o for the Class 2-X IO-2 Component, the related Subordinated Portion Balance for loan group 2, and

      o for the Class 2-X IO-3 Component, the related Subordinated Portion Balance for loan group 1.

      PO Components. Each of the Class 1-X-P PO-1, Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-1, Class 2-X PO-2 and Class 2-X PO-3 Components is referred to as a "PO Component." The PO Components do not have pass-through rates and do not bear interest.

      Each PO Component will have a "Component Principal Balance" (initially, equal to zero) that will increase by:

      o the amount of Net Deferred Interest on the Mortgage Loans in the related loan group allocated to the IO Component with the same alpha-numeric designation; and

      o the amount of Subsequent Recoveries allocated to that PO Component as described under "--Calculation of Class Certificate Balance" above;

      and will decrease by

      o all amounts actually distributed as principal of that PO Component on all prior Distribution Dates; and

      o all Realized Losses applied in reduction of principal of that PO Component on all prior Distribution Dates.

Book-Entry Certificates; Denominations

      The offered certificates, other than the Class A-R Certificates, will be issued as book-entry certificates. The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Each class of book-entry certificates will be issued as one or more certificates that in the aggregate will equal the initial Class Certificate Balance of each class of certificates (or in the case of a class of Class X Certificates, the initial Notional Amount of each such class of certificates) and that will be held by a depository, which will initially be a nominee of The Depository Trust Company. Beneficial interests in the book-entry certificates will be held indirectly by investors through the book-entry facilities of the depository, as described in this free writing prospectus. Investors may hold the beneficial interests in the book-entry certificates in minimum denominations representing (i) an original principal amount or notional amount of $25,000 and integral multiples of $1 in excess thereof, in the case of the Floating Rate Certificates and (ii) Notional Amounts of $100,000 and integral multiples of $1 in excess thereof, in the case of a class of Class X Certificates. The depositor has been informed by the depository that its nominee will be CEDE & Co. ("CEDE"). Accordingly, CEDE is expected to be the holder of record of the book-entry certificates. Except as described in the prospectus under "Description of the Securities--Book-Entry Registration of Securities," no beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing the certificate.

      Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the book-entry certificates will be CEDE, as nominee of the depository. Beneficial owners of the book-entry certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the issuing entity provided to CEDE, as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.

      For a description of the procedures generally applicable to the book-entry certificates, see "Description of the Securities--Book-Entry Registration of Securities" in the prospectus.

      Although The Depository Trust Company has agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of The Depository Trust Company, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Determination of LIBOR

      The LIBOR Certificates will bear interest during each interest accrual period thereafter at the applicable rate determined as described in the table under "--Interest" below. "LIBOR" applicable to an interest accrual period for the LIBOR Certificates will be determined on the second business day prior to the commencement of that interest accrual period (a "LIBOR Determination Date"). On each LIBOR Determination Date, the trustee, as calculation agent, will establish LIBOR for the related interest accrual period on the basis of the rate for one-month deposits in U.S. dollars quoted on the Bloomberg Terminal for that LIBOR Determination Date.

      If on any LIBOR Determination Date, the calculation agent is unable to calculate LIBOR in accordance with the method set forth in the immediately preceding paragraph, LIBOR for the next interest accrual period shall be calculated in accordance with the method described in the prospectus under "Description of the Securities--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--BBA Method."

      If on the initial LIBOR Determination Date, the calculation agent is required but unable to determine LIBOR in the manner provided in this free writing prospectus, LIBOR for the next interest accrual period will be 5.330%.

Determination of COFI

      The Class 2-A Certificates (we sometimes refer to these classes of certificates as the "COFI Certificates") will bear interest during each interest accrual period at the applicable rate determined as described under "--Interest" below.

      "COFI" is the monthly weighted average cost of funds for depository institutions that have home offices located in Arizona, California or Nevada and that are members of the Eleventh District of the Federal Home Loan Bank System as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco. So long as the COFI for a month is announced on or before the tenth day of the second following month, the interest rate for each class of COFI Certificates for the Interest Accrual Period commencing in the second following month will be based on the COFI for the second preceding month. If publication is delayed beyond the tenth day, the interest rate will be based on the COFI for the third preceding month (a "COFI Determination Date").

      If COFI is no longer available, the trustee, as calculation agent, will choose a new index for the COFI Certificates that is based on comparable information. When the calculation agent chooses a new index for the COFI Certificates, it will increase or decrease the related Pass-Through Margins by the difference between the average COFI for the final three years it was in effect and the average of the most recent three years for the replacement index. The Pass-Through Margins will be increased by that difference if the average COFI is greater than the average replacement index, and the Pass-Through Margins will be decreased by that difference if the replacement index is greater than the average COFI. See "Description of the Securities--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--COFI" in the prospectus.

Payments on Mortgage Loans; Accounts

      Certificate Account. On or before the closing date, the master servicer will establish an account (the "Certificate Account"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

      o all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

      o all payments on account of interest on the Mortgage Loans, net of the related master servicing fee (as adjusted by Compensating Interest payments) and any lender paid mortgage insurance premiums;

      o     all payments on account of prepayment charges on the Mortgage Loans;

      o all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

      o any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

      o any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from any mortgaged property that the master servicer or its designee has acquired through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan ("REO Property");

      o     all Substitution Adjustment Amounts; and

      o     all Advances made by the master servicer.

      Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors--Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Securities" in the prospectus.

      The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

      o to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer) described above under "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses";

      o to reimburse each of the master servicer and the trustee for unreimbursed Advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

      o to reimburse each of the master servicer and the trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

      o to reimburse the master servicer for insured expenses from the related insurance proceeds;

      o to reimburse the master servicer for any unreimbursed customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property,
            (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, "Servicing Advances"), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

      o to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

      o to reimburse the sellers and the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

      o to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

      o to withdraw an amount equal to the sum of (a) the related Available Funds, (b) any prepayment charges received on the Mortgage Loans and
            (c) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

      o to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

      The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

      Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds, any prepayment charges received on the Mortgage Loans and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the "Distribution Account"). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

      o the aggregate amount remitted by the master servicer to the trustee, and

      o any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

      The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under "--Priority of Distributions Among Certificates" and may from time to time make withdrawals from the Distribution Account:

      o     to pay the Trustee Fee to the trustee;

      o to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

      o to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

      o to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

      There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

      Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. See "--Reports to Certificateholders" in this free writing prospectus. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

Investments of Amounts Held in Accounts

      The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

      The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

Fees and Expenses

      The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

 Type / Recipient (1)                 Amount                  General Purpose                 Source (2)                  Frequency
 --------------------                 ------                  ---------------                 ----------                  ---------

Fees

Master Servicing Fee /    One-twelfth of the Stated            Compensation        Amounts on deposit in the                Monthly
Master Servicer           Principal Balance of each Mortgage                       Certificate Account representing
                          Loan multiplied by the Master                            payments of interest and
                          Servicing Fee Rate (3)                                   application of liquidation
                                                                                   proceeds with respect to that
                                                                                   Mortgage Loan

                          o All late payment fees,             Compensation        Payments made by obligors with      Time to time
                            assumption fees and other                              respect to the Mortgage Loans
                            similar charges (excluding
                            prepayment charges)

                          o All investment income earned       Compensation        Investment income related to the         Monthly
                            on amounts on deposit in the                           Certificate Account and the
                            Certificate Account and                                Distribution Account
                            Distribution Account

                          o Excess Proceeds (4)                Compensation        Liquidation proceeds and            Time to time
                                                                                   Subsequent Recoveries

Trustee Fee (the          One-twelfth of the Trustee Fee       Compensation        Amounts on deposit in the                Monthly
"Trustee Fee") /          Rate multiplied by the aggregate                         Certificate Account or the
Trustee                   Stated Principal Balance of the                          Distribution Account
                          outstanding Mortgage Loans (5)

Expenses

Insured expenses /        Expenses incurred by the master      Reimbursement of    To the extent the expenses are      Time to time
Master Servicer           servicer                             Expenses            covered by an insurance policy
                                                                                   with respect to the Mortgage
                                                                                   Loan

Servicing Advances /      To the extent of funds available,    Reimbursement of    With respect to each Mortgage       Time to time
Master Servicer           the amount of any Servicing          Expenses            Loan, late recoveries of the
                          Advances                                                 payments of  the costs and
                                                                                   expenses, liquidation  proceeds,
                                                                                   Subsequent Recoveries, purchase
                                                                                   proceeds or repurchase proceeds
                                                                                   for that Mortgage Loan (6)

Indemnification           Amounts for which the sellers,       Indemnification     Amounts on deposit on the                Monthly
expenses / the sellers,   the master servicer and depositor                        Certificate Account
the master servicer and   are entitled to indemnification (7)
the depositor

----------
(1) If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3) The Master Servicing Fee Rate for each Mortgage Loan will equal 0.375% per annum or 0.425% per annum as described under "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses." The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this free writing prospectus under "Servicing of Mortgage Loans--Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans."

(4) "Excess Proceeds" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)   The "Trustee Fee Rate" is equal to 0.009% per annum.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses.

Distributions

      Distributions on the certificates will be made by the trustee on the 20th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in October 2006 (each, a "Distribution Date"), to the persons in whose names the certificates are registered at the close of business on the applicable Record Date. The "Record Date" for the LIBOR Certificates and any Distribution Date will be the business day immediately preceding that Distribution Date, or if the LIBOR Certificates are no longer book-entry certificates, the Record Date will be the last business day of the calendar month preceding the month of that Distribution Date. For each other class of certificates, and any Distribution Date, the Record Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.

      Distributions on each Distribution Date will be made by check mailed to the address of the person entitled to it as it appears on the applicable certificate register or, in the case of a certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more or who holds a Class X Certificate and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of the certificates at the corporate trust office of the trustee.

Priority of Distributions Among Certificates

      As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date and, in certain circumstances, from any Available Funds from the other loan groups remaining after distributions to the senior certificates related to such other loan groups. Distributions on the subordinated certificates will be based on any remaining Available Funds for all of the loan groups for the Distribution Date, in each case after giving effect to distributions on all classes of senior certificates in the following order of priority:

      o to interest on each interest-bearing class of senior certificates and components relating to each loan group, pro rata; provided, however, that any distribution of interest to which an IO Component is otherwise entitled (after allocation of Net Deferred Interest) will first be deposited into the Carryover Shortfall Reserve Fund and will not be distributed to a class of Class X Certificates except as described below;

      o to principal of the classes of senior certificates and components relating to each loan group then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under "Description of the Certificates--Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes on the Distribution Date;

      o to interest on and principal, as applicable, of the classes of the senior certificates and components not relating to that loan group in the manner, order and priority described in this free writing prospectus under "Description of the
            Certificates--Principal--Transfer Payments;"

      o from remaining available funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their distribution priorities, beginning with the Class M-1 Certificates, in each case subject to the limitations set forth in this free writing prospectus under "Description of the Certificates--Interest" and "--Principal";

      o from amounts on deposit in the Carryover Shortfall Reserve Fund, as described in this free writing prospectus under "Description of the Certificates--Carryover Shortfall Reserve Fund"; and

      o from remaining available funds from all of the loan groups, any remaining amounts to the Class A-R Certificates.

      The holders of the Class 1-X-P and Class 2-P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in loan groups 1 and 2, respectively, and such amounts will not be available for distribution to the holders of the other classes of certificates and will not be used to cover any Carryover Shortfall Amounts.

      "Available Funds" for a loan group for any Distribution Date will be equal to the sum of:

      o all scheduled installments of interest (net of the related expense fees and after taking into account reductions due to Deferred Interest on the Mortgage Loans) and principal due on the Mortgage Loans in that loan group in the related Due Period and received before the related Determination Date, together with any advances with respect to them;

      o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and
            (b) any Subsequent Recoveries with respect to Mortgage Loans in that loan group;

      o all partial or full prepayments with respect to Mortgage Loans in that loan group received during the related Prepayment Period, together with interest paid in connection with such prepayments and any related Compensating Interest; and

      o amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by a seller or the master servicer as of the Distribution Date;

            minus

      o amounts in reimbursement for advances previously made and other amounts as to which the master servicer or the trustee is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

            plus

      o     Transfer Payments Received for such loan group and Distribution
            Date;

            minus

      o     Transfer Payments Made from such loan group for such Distribution
            Date.

Interest

      Pass-Though Rates. The classes of certificates will have the respective pass-through rates described below (each, a "pass-through rate").

      LIBOR Certificates.

      The pass-through rate for each class of LIBOR Certificates for any interest accrual period will be a per annum rate equal to the lesser of:

      o     LIBOR plus the applicable Pass-Through Margin for such class; and

      o     the related Net Rate Cap.

      The "Pass-Through Margins" for the LIBOR Certificates are as set forth in the following table:

Class of Certificates                                    Pass-Through Margin (%)
---------------------                                    -----------------------
                                                           (1)              (2)
                                                           ---              ---
Class 1-A1-A.......................................       0.195            0.390
Class 1-A1-B.......................................       0.070            0.140
Class 1-A1-C.......................................       0.190            0.380
Class 1-A1-D.......................................       0.290            0.580
Class 1-A2-A.......................................       0.250            0.500
Class 1-A2-B.......................................       0.100            0.200
Class 1-A2-C.......................................       0.250            0.500
Class 1-A2-D.......................................       0.300            0.600
Class 1-A3.........................................       0.300            0.600
Class M-1..........................................       0.380            0.570
Class M-2..........................................       0.400            0.600
Class M-3..........................................       0.430            0.645
Class M-4..........................................       0.530            0.795
Class M-5..........................................       0.600            0.900
Class M-6..........................................       0.690            1.035
Class M-7..........................................       1.250            1.875
Class M-8..........................................       1.600            2.400
Class M-9..........................................       2.250            3.375
Class M-10.........................................       2.250            2.250
Class M-11.........................................       2.250            2.250
Class B-1..........................................       2.250            2.250
Class B-2..........................................       2.250            2.250

----------
(1) For each interest accrual period occurring on or prior to the Optional Termination Date.

(2) For each interest accrual period occurring after the Optional Termination Date.

      Class 2-A Certificates.

      The pass-through rate for the Class 2-A-1 Certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the lesser of (1) COFI plus 1.500% and (2) the related Net Rate Cap.

      The pass-through rate for the Class 2-A-2 Certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the lesser of (1) COFI plus 1.650% and (2) the related Net Rate Cap.

      Class A-R Certificates.

      The pass-through rate for the Class A-R Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 1. The pass-through rate for the Class A-R Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.3184% per annum.

      Class 1-X-P and Class 2-X Certificates.

      The pass-through rate for the Class 1-X-P IO-1 Component for the interest accrual period for any Distribution Date will be equal to the excess, if any, of
(i) the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 1 over (ii) the weighted average of the pass-through rates of the Class 1-A Certificates and the Class 1-X-P PO-1 Component (weighted on the basis of the respective Class Certificate Balances of the Class 1-A Certificates and the Component Principal Balance of the Class 1-X-P PO-1 Component and adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months).

      The pass-through rate for the Class 1-X-P IO-2 Component for the interest accrual period for any

Distribution Date will equal the excess, if any, of (i) the lesser of (a) the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 1 and (b) the Net Rate Cap for the subordinated certificates, adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months over
(ii) the weighted average of the pass-through rates of the subordinated certificates (treating the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components as subordinated certificates) for that Distribution Date (weighted on the basis of the respective Class Certificate Balances of the subordinated certificates and the respective Component Principal Balances of the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components and adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months).

      The pass-through rate for the Class 1-X-P IO-3 Component for the interest accrual period for any Distribution Date will equal the excess, if any, of (i) the Net Rate Cap for the subordinated certificates, adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months over
(ii) the greater of (a) the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 2 and (b) the weighted average of the pass-through rates of the subordinated certificates (treating the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components as subordinated certificates) for that Distribution Date (weighted on the basis of the respective Class Certificate Balances of the subordinated certificates and the respective Component Principal Balances of the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components and adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months).

      The pass-through rate for the Class 2-X IO-1 Component for the interest accrual period for any Distribution Date will be equal to the excess, if any, of
(1) the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 2 over (2) the weighted average of the pass-through rates of the Class 2-A Certificates and the Class 2-X PO-1 Component for that Distribution Date (weighted on the basis of the respective Class Certificate Balances of the Class 2-A Certificates and the Component Principal Balance of the Class 2-X PO-1 Component).

      The pass-through rate for the Class 2-X IO-2 Component for the interest accrual period for any Distribution Date will equal the excess, if any, of (i) the lesser of (a) the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 2 and (b) the Net Rate Cap for the subordinated certificates, adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months over (ii) the weighted average of the pass-through rates of the subordinated certificates (treating the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components as subordinated certificates) for that Distribution Date (weighted on the basis of the respective Class Certificate Balances of the subordinated certificates and the respective Component Principal Balances of the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components and adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months).

      The pass-through rate for the Class 2-X IO-3 Component for the interest accrual period for any Distribution Date will equal the excess, if any, of (i) the Net Rate Cap for the subordinated certificates, adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months over
(ii) the greater of (a) the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 1 and (b) the weighted average of the pass-through rates of the subordinated certificates (treating the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components as subordinated certificates) for that Distribution Date (weighted on the basis of the respective Class Certificate Balances of the subordinated certificates and the respective Component Principal Balances of the Class 1-X-P PO-2, Class 1-X-P PO-3, Class 2-X PO-2 and Class 2-X PO-3 Components and adjusted to a rate calculated on the basis of 360-day year comprised of twelve 30-day months).

      The pass-through rate for each PO Component for the interest accrual period related to each Distribution Date will be 0% per annum.

      Interest Entitlement. Interest will accrue at the rate described in this free writing prospectus on the certificates (other than the LIBOR Certificates) on the basis of a 360-day year divided into twelve 30-day months. Interest will accrue at the rate described in this free writing prospectus on the LIBOR Certificates on the basis of a 360-day year and the actual number of days that elapsed in the interest accrual period.

      The "interest accrual period" for the interest-bearing classes and components of certificates (other than the LIBOR Certificates) for any Distribution Date will be the calendar month before the Distribution Date. The interest accrual period for the LIBOR Certificates for any Distribution Date will be the period commencing on the

Distribution Date in the month prior to the month in which that Distribution Date occurs (or commencing on the closing date, in the case of the first Distribution Date) and ending on the day immediately prior to that Distribution Date.

      On each Distribution Date, to the extent of funds available therefor, each class of certificates and interest-bearing components will be entitled to receive an amount allocable to interest for the related interest accrual period. This "Interest Distribution Amount" for any class of interest-bearing certificates and the IO Components of the Class X Certificates and any Distribution Date will be equal to the sum of:

      o interest at the applicable pass-through rate for the related interest accrual period on the related Class Certificate Balance or Component Notional Amount, as the case may be, as of the last day of the related interest accrual period; and

      o the sum of the amounts, if any, by which the amount described in the prior bullet point on each prior Distribution Date (after reducing such amount for any Net Deferred Interest previously allocated to such class or component on each prior Distribution Date) exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called "unpaid interest amounts"), minus

      o any Net Deferred Interest on the related Mortgage Loans for that Distribution Date allocated to the applicable class or component; and

      o any Net Interest Shortfalls for that Distribution Date allocated to the applicable class or component.

      Each class of Class X Certificates will be entitled to receive with respect to the interest accrual period related to each Distribution Date the sum of the Interest Distribution Amounts on its IO Components.

      All amounts in respect of interest otherwise payable to the IO Components on any Distribution Date will be deposited in the Carryover Shortfall Reserve Fund to pay any Carryover Shortfall Amounts to the Floating Rate Certificates in the manner and priority set forth in this free writing prospectus under "--Carryover Shortfall Reserve Fund".

      Definitions Related to Interest Calculations. The "Optional Termination Date" will be the first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans and any related foreclosed or otherwise repossessed properties at the time of repurchase is equal to or less than 5% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date.

      The "Net Rate Cap" for the following classes of certificates and any Distribution Date is:

      o with respect to any class of Floating Rate Certificates in a senior certificate group, the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the related loan group, and in the case of a class of LIBOR Certificates, adjusted to reflect the accrual of interest on the basis of a 360-day year and the actual number of days for that interest accrual period, and

      o with respect to any class of subordinated certificates, the sum of the following for each loan group:

            o     the product of:

                  o the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in such loan group, adjusted to reflect the accrual of interest on the basis of a 360-day year and the actual number of days for that interest accrual period, and

                  o a fraction, the numerator of which is the related Subordinated Portion Balance immediately prior to that Distribution Date, and the denominator of which is the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date.

      The "Weighted Average Adjusted Net Mortgage Rate" for a loan group and any Distribution Date is the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that loan group, weighted on the basis of its Stated Principal Balance as of the Due Date in the month preceding the month of such Distribution Date.

      With respect to any Distribution Date, the "Adjusted Net Mortgage Rate" for a Mortgage Loan is the Mortgage Rate of the Mortgage Loan as of the first day of the related Due Period, less the Expense Fee Rate.

      The "Carryover Shortfall Amount" for any Distribution Date and each class of Floating Rate Certificates will equal the sum of:

      o     the excess, if any, of

            o the amount of interest such class of certificates would have been entitled to receive on such Distribution Date (prior to reduction for any Net Deferred Interest and Net Interest Shortfalls) had its pass-through rate not been subject to the related Net Rate Cap, over

            o the amount of interest such class of certificates is entitled to receive on such Distribution Date based on the related Net Rate Cap (prior to reduction for any Net Deferred Interest and Net Interest Shortfalls), and

      o in the case of each class of Floating Rate Certificates other than the Class M-10, Class M-11 and Class B Certificates, the unpaid portion of any such excess from prior Distribution Dates and interest accrued thereon at the then-applicable pass-through rate on such class of certificates, without giving effect to the Net Rate Cap.

      Any Carryover Shortfall Amount on a class of Floating Rate Certificates will be paid on that Distribution Date or on future Distribution Dates from and to the extent of funds available therefor in the Carryover Shortfall Reserve Fund as described in this free writing prospectus under "- Carryover Shortfall Reserve Fund."

Allocation of Net Deferred Interest

      On each Distribution Date, the Senior Percentage of the Net Deferred Interest related to a loan group will be allocated among the related classes of senior certificates and the Subordinated Percentage of that Net Deferred Interest will be allocated to the subordinated certificates. Among the senior certificates or subordinated certificates, as applicable, the Net Deferred Interest allocated to a class of certificates or its IO Components will be an amount equal to the excess, if any, for each such class or IO component of:

      o the amount of interest that accrued on such class of certificates or IO Component at its respective pass-through rate during the interest accrual period related to that Distribution Date, over

      o the amount of current interest that would have accrued had the pass-through rate for that class of certificates or IO Component equaled the related Adjusted Rate Cap for that Distribution Date.

      Any Net Deferred Interest allocated to a class of certificates will be added to the Class Certificate Balance of that class of certificates, and the amount of Net Deferred Interest allocated to an IO Component will be added to the Component Principal Balance of the PO Component with the same alpha-numeric designation.

      Definitions Related to Net Deferred Interest Calculations. With respect to each Mortgage Loan and each related Due Period, "Deferred Interest" will be the excess, if any, of:

      o the amount of interest accrued on such Mortgage Loan from the Due Date in the preceding Due Period to the Due Date in the related Due Period, over

      o     the monthly payment due for such Due Period.

      Such excess may occur because the Mortgage Rates of the Mortgage Loans adjust monthly, while the monthly payment generally adjusts annually or as a result of the application of the Payment Caps, in either case, resulting in negative amortization.

      With respect to each loan group and each Distribution Date, the "Net Deferred Interest" is equal to the excess, if any, of:

      o the Deferred Interest that accrued on the Mortgage Loans in that loan group as described above, over

      o the Principal Prepayment Amount for those Mortgage Loans received during the related Prepayment Period.

      For any Distribution Date and loan group, the "Principal Prepayment Amount" is equal to the sum of:

      o all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, and

      o any Subsequent Recoveries on the Mortgage Loans in that loan group received during the related Due Period.

      For any Distribution Date and loan group, the "Net Principal Prepayment Amount" is equal to the excess, if any, of

      o     the Principal Prepayment Amount for that loan group, over

      o the aggregate amount of Deferred Interest accrued on the Mortgage Loans in that loan group from the Due Date in the preceding Due Period to the Due Date in the Due Period related to that Distribution Date.

      The "Adjusted Rate Cap" for any Distribution Date and a class of Class 1-A Certificates will equal the excess, if any, of

      o     the related Net Rate Cap for that Distribution Date, over

      o     a fraction, expressed as a percentage,

            o (a) the numerator of which is equal to the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related interest accrual period, and (ii) the amount of Net Deferred Interest for the Mortgage Loans in loan group 1 for that Distribution Date, and (b) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in the loan group 1 as of the first day of the related Due Period.

      The "Adjusted Rate Cap" for any Distribution Date and a class of Class 2-A Certificates will equal the excess, if any, of

      o     the related Net Rate Cap for such Distribution Date, over

      o     a fraction expressed as a percentage,

            o (a) the numerator of which is equal to the product of (i) 12 and (ii) the amount of Net

                  Deferred Interest for the Mortgage Loans in loan group 2 for that Distribution Date, and (b) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in loan group 2 as of the first day of the related Due Period.

      The "Adjusted Rate Cap" for any Distribution Date and a class of subordinated certificates will equal the excess, if any, of

      o     the related Net Rate Cap for that Distribution Date, over

      o     a fraction, expressed as a percentage,

            o (a) the numerator of which is equal to the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related interest accrual period, and (ii) the amount of Net Deferred Interest for all of the Mortgage Loans for that Distribution Date, and
                  (b) the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans as of the first day of the related Due Period.

      The "Adjusted Rate Cap" for any Distribution Date and each of the Class 1-X-P IO-1 and Class 2-X IO-1 Components will equal the pass-through rate for such IO Component computed for this purpose by

      o reducing the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the related loan group by a per annum rate equal to

            o the product of (a) the Net Deferred Interest for the Mortgage Loans in the related loan group for such Distribution Date and
                  (b) 12, divided by

            o the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the first day of the related Due Period and

      o computing the pass-through rates of the related classes of senior certificates (other than the Class A-R and related Class X Certificates) by substituting "Adjusted Rate Cap" for "Net Rate Cap" in the calculation thereof.

      The "Adjusted Rate Cap" for any Distribution Date and the Class 1-X-P IO-2, Class 1-X-P IO-3, Class 2-X IO-2 and the Class 2-X IO-3 Components will equal the pass-through rate for such IO Component computed for this purpose by

      o reducing the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to

            o the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date and (b) 12, divided by

            o the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period and

      o computing the pass-through rates of the subordinated certificates by substituting "Adjusted Rate Cap" for "Net Rate Cap" in the calculation thereof.

Allocation of Interest Shortfalls

      The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and (b) all loan groups, with respect to the subordinated certificates.

      Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all classes and components of the related senior certificates and the classes of subordinated certificates entitled to receive distributions of interest on such Distribution Date, based on the amount of interest each such class of certificates or component would otherwise be entitled to receive (or, in the case of the subordinated certificates, be deemed to be entitled to receive, based on each subordinated class' share of the Subordinated Portion as described more fully below) on such Distribution Date, in each case before taking into account any reduction in such amounts from such Net Interest Shortfalls.

      For purposes of allocating Net Interest Shortfalls for a loan group to the subordinated certificates on any Distribution Date, the amount of interest each class of subordinated certificates would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class' pro rata share (based on their respective Class Certificate Balances) of the Subordinated Portion Balance for that loan group immediately prior to such Distribution Date; provided, however, on any Distribution Date after the first Senior Termination Date, Net Interest Shortfalls for the related loan group will be allocated to the classes of subordinated certificates based on the amount of interest each such class of subordinated certificates would otherwise be entitled to receive on that Distribution Date.

      If on a particular Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described in this free writing prospectus under "--Priority of Distributions Among Certificates" are not sufficient to make a full distribution of the interest entitlement on the certificates and components related to that loan group, interest will be distributed on each class of related certificates and components of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates and components will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

      Definitions Related to Interest Shortfall Calculations. With respect to any Distribution Date and loan group, the "Net Interest Shortfall" is equal to the sum of:

      o any net prepayment interest shortfalls for that loan group and Distribution Date, and

      o the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or a Debt Service Reduction.

      With respect to any Distribution Date, a "net prepayment interest shortfall" for a loan group is the amount by which the aggregate prepayment interest shortfall experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the sum of (a) the Compensating Interest for that loan group and Distribution Date and (b) the excess, if any, of the Compensating Interest for the other loan group over the prepayment interest shortfalls for that loan group.

      A "prepayment interest shortfall" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan during the portion of the related Prepayment Period occurring in the calendar month preceding the month of the Distribution Date is less than one month's interest at the related Mortgage Rate less the Master Servicing Fee Rate on the Stated Principal Balance of the Mortgage Loan.

      A "Relief Act Reduction" is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or similar state laws. See "The Pooling and Servicing Agreement--Certain Legal Aspects of the Mortgage Loans--Servicemembers Civil Relief Act" in the prospectus.

      A "Debt Service Reduction" is the modification of the terms of a mortgage loan in the course of a borrower's bankruptcy proceeding, allowing for the reduction of the amount of the monthly payment on the related mortgage loan.

Carryover Shortfall Reserve Fund

      On the closing date, the trustee will establish a reserve fund (the "Carryover Shortfall Reserve Fund"). On each Distribution Date, all amounts distributable as interest to the IO Components will be deposited in the Carryover Shortfall Reserve Fund for distribution as specified below. In addition, on the closing date, the depositor will cause to be deposited in the Carryover Shortfall Reserve Fund the sum of (i) $1,000 and (ii) an amount expected to be sufficient to pay the expected Carryover Shortfall Amount for each class of Floating Rate Certificates relating to loan group 2 for the first Distribution Date.

      On each Distribution Date, all amounts distributable as interest to the IO Components of the Class 1-X-P and Class 2-X Certificates will be deposited in the Carryover Shortfall Reserve Fund and will be distributed, concurrently, as follows:

      o from amounts on deposit in the Carryover Shortfall Reserve Fund otherwise distributable to the Class 1-X-P IO-1 Component, first, concurrently, to each class of Class 1-A Certificates, pro rata, based on their respective Class Certificate Balances, up to the amount of the Carryover Shortfall Amount with respect to each such class of certificates for such Distribution Date, second, concurrently, to each class of Class 1-A Certificates, pro rata, based on their respective Carryover Shortfall Amounts for such Distribution Date not paid above, up to the amount of the Carryover Shortfall Amount with respect to each such class of certificates for such Distribution Date not paid above and third, any amounts remaining to the Class 1-X-P Certificates,

      o from amounts on deposit in the Carryover Shortfall Reserve Fund otherwise distributable to the Class 2-X IO-1 Component, first, concurrently, to each class of Class 2-A Certificates, pro rata, based on their respective Class Certificate Balances, up to the amount of the Carryover Shortfall Amount with respect to each such class of certificates for such Distribution Date, second, concurrently, to each class of Class 2-A Certificates, pro rata, based on their respective Carryover Shortfall Amounts for such Distribution Date not paid above, up to the amount of the Carryover Shortfall Amount with respect to each such class of certificates for such Distribution Date not paid above and third, any amounts remaining to the Class 2-X Certificates, and

      o from amounts on deposit in the Carryover Shortfall Reserve Fund otherwise distributable to the Class 1-X-P IO-2, Class 1-X-P IO-3, Class 2-X IO-2 and Class 2-X IO-3 Components, first, concurrently, to each class of subordinated certificates, pro rata, based on their respective Class Certificate Balances, up to the amount of the Carryover Shortfall Amount with respect to each such class of certificates for such Distribution Date, second, concurrently, to each class of subordinated certificates, pro rata, based on their respective Carryover Shortfall Amounts for such Distribution Date not paid above, up to the amount of the Carryover Shortfall Amount with respect to each such class of certificates for such Distribution Date not paid above and third, any amounts remaining to the Class 1-X-P Certificates and Class 2-X Certificates, ratably based on the amounts deposited in the Carryover Shortfall Reserve Fund on such Distribution Date that were otherwise distributable to
            (i) the Class 1-X-P IO-2 and Class 1-X-P IO-3 Components and (ii) the Class 2-X IO-2 and Class 2-X IO-3 Components, respectively.

      To the extent amounts in respect of interest otherwise payable to a class of the Class X Certificates are used to pay Carryover Shortfall Amounts and are not paid to that class of Class X Certificates, a holder of that class of Class X Certificates will not be entitled to reimbursement for such amounts.

      In addition, on the first Distribution Date, amounts on deposit in the Carryover Shortfall Reserve Fund from the deposit made on the closing date will be distributed sequentially, as follows:

      o first, concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates and each class of subordinated certificates, pro rata, based on their respective Class Certificate Balances, up to the amount of the Carryover Shortfall Amount with respect to each such class of certificates for such Distribution Date,

      o second, concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates and each class of subordinated certificates, pro rata, based on their respective Carryover Shortfall Amounts for such Distribution Date not paid pursuant to the preceding bullet point, up to the amount of the Carryover Shortfall Amount with respect to each such class of certificates for such Distribution Date not paid pursuant to the preceding bullet point, and

      o third, on the first Distribution Date only, any amounts remaining on deposit in the Carryover Shortfall Reserve Fund in excess of $1,000 after making all distributions on the second Distribution Date, to Countrywide Securities Corporation.

      All funds on deposit in the Carryover Shortfall Reserve Fund will remain uninvested.

Principal

      General. On each Distribution Date, the Principal Amount for each loan group will be distributed as principal as described above under "--Priority of Distributions Among Certificates," first, with respect to the related classes of senior certificates (or with respect to each class of Class X Certificates, the related PO Components) in an amount up to the Senior Principal Distribution Amount for such loan group and second, as principal of the subordinated certificates, as a portion of the Subordinated Principal Distribution Amount.

      The "Principal Amount" for any Distribution Date and loan group will equal the sum of:

      1. all monthly payments of principal due on each Mortgage Loan (other than a Liquidated Mortgage Loan) in that loan group during the related Due Period,

      2. the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the master servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date,

      3. the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

      4. any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

      5. with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan, and

      6.    the Net Principal Prepayment Amount,

      plus

      7. the principal portion of any Transfer Payments Received for such loan group and Distribution Date,

      minus

      8. the principal portion of any Transfer Payments Made for such loan group and Distribution Date..

      Transfer Payments

      Transfer Payment due to disproportionate Realized Losses in one loan group. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates related to a loan group immediately prior to such

Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the first day of the related Due Period (the "Undercollateralized Group"), then the following will occur:

      o the Available Funds in the loan group that is not an Undercollateralized Group (each, an "Overcollateralized Group") will be reduced, after distributions of interest to the senior certificates of the Overcollateralized Group, by an amount equal to one month's interest on the Transfer Payment Received by the Undercollateralized Group at the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the Undercollateralized Group and that amount will be added to the Available Funds of the Undercollateralized Group; and

      o the portion of the Available Funds in respect of principal on the Mortgage Loans in the Overcollateralized Group, after distributions of principal to the senior certificates of such Overcollateralized Group, will be distributed, to the extent of the portion of Available Funds available therefor, to the senior certificates of the Undercollateralized Group until the aggregate Class Certificate Balance of the senior certificates of the Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group.

      Consequently, the subordinated certificates will not receive any distributions of principal until the Undercollateralized Group is no longer undercollateralized.

      On each Distribution Date, the "Transfer Payment" for an Undercollateralized Group will equal the excess, if any, of the aggregate Class Certificate Balance of the related senior certificates immediately prior to such Distribution Date for such Undercollateralized Group over the aggregate Stated Principal Balance of the Mortgage Loans in such loan group as of the first day of the related Due Period, plus interest as described above. The Transfer Payment received by an Undercollateralized Group is referred to as a "Transfer Payment Received." The Transfer Payment made by an Overcollateralized Group is referred to as a "Transfer Payment Made."

      All or a portion of the distributions to the senior certificates pursuant to the transfer payment provisions described above may be made on the Distribution Date in the month following the month during which such Transfer Payment occurs (without any additional distribution of interest or earnings thereon with respect to such delay).

      Senior Principal Distribution Amount. On each Distribution Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates, in the following order of priority:

      o     with respect to loan group 1, in the following order of priority:

            o to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero; and

            o concurrently, to the Class 1-A1 Certificates (allocated as described below), the Class 1-A2 Certificates (allocated as described below) and the Class 1-A3 Certificates and the Class 1-X-P PO-1, Class 1-X-P PO-2 and Class 1-X-P PO-3 Components, pro rata, until their respective Class Certificate Balances or Component Principal Balances, as applicable, are reduced to zero; and

      o with respect to loan group 2, concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates and the Class 2-X PO-1, Class 2-X PO-2 and Class 2-X PO-3 Components, pro rata, until their respective Class Certificate Balances or Component Principal Balances, as applicable, are reduced to zero.

      Any principal distributions to be made to the Class 1-A1 Certificates as described above will be distributed to the classes of Class 1-A1 Certificates concurrently and on a pro rata basis based on (1) the Class Certificate Balance of the Class 1-A1-A Certificates and (2) the aggregate Class Certificate Balance of the Class 1-A1-B, Class 1-A1-C and Class 1-A1-D Certificates, as follows:

      o to the Class 1-A1-A Certificates, until its Class Certificate Balance is reduced to zero, and

      o sequentially, to the Class 1-A1-B, Class 1-A1-C and Class 1-A1-D Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero.

      Any principal distributions made to the Class 1-A2 Certificates above will be distributed to the classes of Class 1-A2 Certificates concurrently and on a pro rata basis based on (1) the Class Certificate Balance of the Class 1-A2-A Certificates and (2) the aggregate Class Certificate Balance of the Class 1-A2-B, Class 1-A2-C and Class 1-A2-D Certificates:

      o to the Class 1-A2-A Certificates, until its Class Certificate Balance is reduced to zero, and

      o sequentially, to the Class 1-A2-B, Class 1-A2-C and Class 1-A2-D Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero.

      If on any Distribution Date the allocation to the classes of senior certificates or components thereof then entitled to distributions of principal would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the classes of certificates of the Senior Percentage and Senior Prepayment Percentage of the related principal amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balances to zero.

      The capitalized terms used in this free writing prospectus have the following meanings:

      "Prepayment Period" means with respect to any Distribution Date, the calendar month immediately preceding the month of that Distribution Date.

      "Due Period" means, with respect to a Mortgage Loan, the period beginning on the second day of the calendar month preceding the month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

      The "Senior Principal Distribution Amount" for any Distribution Date and loan group will equal the sum of

      o the related Senior Percentage of all amounts described in clauses 1. through 4. of the definition of Principal Amount for that loan group and that Distribution Date,

      o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

            o the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the first day of the related Due Period, and

            o the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan,

      o the related Senior Prepayment Percentage of the Net Principal Prepayment Amount for that loan group and that Distribution Date,

      o the principal portion of any Transfer Payments Received for that loan group and that Distribution Date;

provided, however, that on any Distribution Date after the first Senior Termination Date, the Senior Principal Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the mortgage pool, as opposed to only the Mortgage Loans in the related loan group.

      "Stated Principal Balance" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to:

      o the payment of principal due on the Due Date and irrespective of any delinquency in payment by the related borrower;

      o liquidation proceeds received through the end of the prior calendar month and allocable to principal;

      o prepayments of principal received through the last day of the related Prepayment Period;

      o any Deferred Interest added to the principal balance of that Mortgage Loan on or prior to such Due Date pursuant to the terms of the related mortgage note; and

      o any Deficient Valuation previously applied to reduce the unpaid principal balance of the Mortgage Loan.

      The Stated Principal Balance of a Liquidated Mortgage Loan is zero.

      "Deficient Valuation" means for any Mortgage Loan, a valuation by a court of competent jurisdiction of the mortgaged property in an amount less than the then-outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the federal bankruptcy code.

      The "pool principal balance" with respect to any Distribution Date equals the aggregate of the Stated Principal Balances of the Mortgage Loans outstanding on the Due Date in the month preceding the month of the Distribution Date.

      The "Senior Percentage" for any senior certificate group and Distribution Date is the percentage equivalent of a fraction, not to exceed 100%, the numerator of which is the aggregate Class Certificate Balance of the classes of senior certificates in such senior certificate group immediately before that Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date in the month preceding the month of such Distribution Date; provided, however, that on any Distribution Date after the first Senior Termination Date, the Senior Percentage of the remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the classes of senior certificates in such remaining senior certificate group immediately before that Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of certificates immediately before that Distribution Date.

      For any Distribution Date on and prior to the first Senior Termination Date, the "Subordinated Percentage" for the portion of the subordinated certificates relating to a loan group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After the first Senior Termination Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

      The "Subordinated Prepayment Percentage" for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage.

      The "Senior Prepayment Percentage" of a senior certificate group for any Distribution Date occurring during the ten years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of Realized Losses on the related Mortgage Loans, increasing the interest in the principal balance of the applicable loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

      The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will be as follows:

      o for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution Date;

      o for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date;

      o for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date;

      o for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and

      o for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date;

      provided, however, that if on any Distribution Date the Senior Percentage of a senior certificate group exceeds the initial Senior Percentage of such senior certificate group as of the closing date, then the Senior Prepayment Percentage for each senior certificate group for that Distribution Date will equal 100%.

      Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any loan group will occur unless both of the step down conditions listed below are satisfied with respect to all of the loan groups:

      o the aggregate Stated Principal Balance of all Mortgage Loans in a loan group delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the issuing entity and Mortgage Loans the borrowers of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to the first Senior Termination Date, the Subordinated Percentage for such loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, or (b) if such date is after the first Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates on the Distribution Date, is less than 50%, and

      o cumulative Realized Losses on all of the Mortgage Loans in each loan group do not exceed:

            o commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the first Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, in each case as of the cut-off date or (ii) if such date is after the first Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (in either case, the "original subordinate principal balance"),

            o commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 35% of the original subordinate principal balance,

            o commencing with the Distribution Date on the twelfth anniversary of the first Distribution Date, 40% of the original subordinate principal balance,

            o commencing with the Distribution Date on the thirteenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

            o commencing with the Distribution Date on the fourteenth anniversary of the first Distribution Date, 50% of the original subordinate principal balance.

      Notwithstanding the preceding paragraphs, the Senior Prepayment Percentage for each loan group will decrease prior to the tenth anniversary of the first Distribution Date (and may be less than the amount set forth above) if the Two Times Test is satisfied. The "Two Times Test" will be satisfied and the Senior Prepayment Percentage for each loan group will be adjusted if:

            o on or before the Distribution Date in September 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date, and

            o after the Distribution Date in September 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date.

      If the Two Times Test is satisfied as in the first bullet point, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage for that Distribution Date plus 50% of the amount equal to 100% minus the related Senior Percentage for that Distribution Date. If the Two Times Test is satisfied as in the second bullet point, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage.

      The "Senior Termination Date" for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

      The "Aggregate Subordinated Percentage" for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the subordinated certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date.

      Subordinated Principal Distribution Amount. On each Distribution Date and with respect to all of the loan groups, to the extent of Available Funds available therefor, the Principal Amount for each loan group, up to the amount of the Subordinated Principal Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from all of the loan groups (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from all of the loan groups for distribution of principal. Distributions of principal of the subordinated certificates will be made sequentially to the classes of subordinated certificates in the order of their priority of distribution, beginning with the Class M-1 Certificates, until their respective Class Certificate Balances are reduced to zero. The Class M Certificates have a higher distribution priority than the Class B Certificates. Within the Class M and Class B Certificates, the distribution priorities are in numerical order.

      With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date the Applicable Credit Support Percentage is less than the Original Applicable Credit Support Percentage, no distribution of the Net Principal Prepayment Amount from any loan group will be made to any of those classes (the "Restricted Classes"). The Net Principal Prepayment Amount otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances and distributed in the sequential order described above.

      For any Distribution Date and any class of subordinated certificates, the "Applicable Credit Support Percentage" is equal to the sum of the related Class Subordination Percentages of such class and all classes of subordinated certificates which have lower distribution priorities than such class.

      For any Distribution Date and any class of subordinated certificates, the "Original Applicable Credit Support Percentage" is equal to the Applicable Credit Support Percentage for the class on the date of issuance of the certificates.

      The "Class Subordination Percentage" with respect to any Distribution Date and each class of subordinated certificates, will equal the fraction, expressed as a percentage, the numerator of which is the Class Certificate Balance of the class of subordinated certificates immediately before the Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of certificates immediately before the Distribution Date.

      On the date of issuance of the certificates, the characteristics listed below are expected to be as follows:

                                         Initial                            Original
                                        Beneficial     Initial Credit      Applicable
                                       Interest in       Enhancement     Credit Support
      Class of Certificates           Issuing Entity        Level          Percentage
      ---------------------           --------------        -----          ----------
Senior Certificates ...............       88.75%           11.25%             N/A
Class M-1 .........................        2.15%            9.10%           11.25%
Class M-2 .........................        2.00%            7.10%            9.10%
Class M-3 .........................        0.70%            6.40%            7.10%
Class M-4 .........................        0.75%            5.65%            6.40%
Class M-5 .........................        0.65%            5.00%            5.65%
Class M-6 .........................        0.60%            4.40%            5.00%
Class M-7 .........................        0.50%            3.90%            4.40%
Class M-8 .........................        0.40%            3.50%            3.90%
Class M-9 .........................        0.50%            3.00%            3.50%
Class M-10 ........................        0.50%            2.50%            3.00%
Class M-11 ........................        0.40%            2.10%            2.50%
Class B-1 .........................        1.20%            0.90%            2.10%
Class B-2 .........................        0.90%            0.00%            0.90%


      The "Subordinated Principal Distribution Amount" for any loan group and Distribution Date will equal the sum of

      o the Subordinated Percentage for that loan group of all amounts described in clauses 1. through 4. of the definition of Principal Amount for that loan group and that Distribution Date,

      o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to the second bulleted item of the definition of Senior Principal Distribution Amount for that loan group up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date, and

      o the related Subordinate Prepayment Percentage of the Net Principal Prepayment Amount for that loan group and that Distribution Date,

            minus

      o the principal portion of any Transfer Payments Made for that loan group and that Distribution Date.

      On any Distribution Date after the first Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by loan group but will be calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as applicable, for the subordinated certificates for such Distribution Date with respect to all of the Mortgage Loans in the mortgage pool as opposed to the Mortgage Loans only in the related loan group.


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

      Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, whether or not the Class A-R Certificates are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive certain amounts as described in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for that distribution.

Allocation of Losses

      On each Distribution Date, the amount of any Realized Losses on the Mortgage Loans in a loan group will be allocated:

      o first, to the subordinated certificates in the reverse order of their priority of distribution, beginning with the class of subordinated certificates then outstanding with the lowest distribution priority, in each case until the Class Certificate Balance of the respective class of subordinated certificates has been reduced to zero, and

      o second, to the senior certificates of the related senior certificate group (or the related PO Components thereof in the case of a class of Class X Certificates), pro rata, based upon their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero; provided, however, that any Realized Losses otherwise allocable to

            o the Class 1-A1 and Class 1-A2 Certificates, will be allocated to the Class 1-A3 Certificates until its Class Certificate Balance is reduced to zero, and thereafter any Realized Losses otherwise allocable to the Class 1-A1 Certificates will be allocated concurrently to each class of Class 1-A2 Certificates, on a pro rata basis, until their respective Class Certificate Balances have been reduced to zero, and

            o the Class 2-A-1 Certificates will be allocated to the Class 2-A-2 Certificates until its Class Certificate Balance is reduced to zero.

      Investors in any class of Certificates to which Realized Losses that would otherwise be allocable to such class are allocated to another class or classes of Certificates should note the Class Certificate Balance of their class of Certificates in relation to the class or classes of Certificates to which such Realized Losses will be allocated as well as the Class Certificate Balances of any other class or classes of Certificates whose otherwise allocable Realized Losses will be allocated to that class.

      Among the classes of subordinated certificates, the Class M Certificates have a higher distribution priority than the Class B Certificates. Within the Class M and Class B Certificates, the distribution priorities are in numerical order.

      The "Senior Credit Support Depletion Date" is the date on which the aggregate Class Certificate Balance of the subordinated certificates is reduced to zero.

      Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

      In general, a "Realized Loss" means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan.

      A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the master servicer has determined that all recoverable liquidation and insurance proceeds have been received.

      "Subsequent Recoveries" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of the receipt of such recoveries.

Annex A

                           Prepayment Charge Schedule

      The table below indicates the type of prepayment charge applicable to the Mortgage Loans in loan group 1, the number of years after origination during which each type of prepayment charge applies and the number and aggregate Stated Principal Balance of the Mortgage Loans in loan group 1 with each type of prepayment charge.

--------------------------------------------------------------------------------------------------
                                               Number of                Aggregate Stated Principal
Prepayment Charge Type                         Mortgage Loans           Balance
--------------------------------------------------------------------------------------------------
1% on 80% of the Prepaid Balance
--------------------------------------------------------------------------------------------------
    3 years                                            3                      $1,121,504
--------------------------------------------------------------------------------------------------
1% of the prepaid principal balance
--------------------------------------------------------------------------------------------------
    1 year                                             1                     $229,000,000
--------------------------------------------------------------------------------------------------
    2 years                                            1                     $225,000,000
--------------------------------------------------------------------------------------------------
    3 years                                            40                    $10,313,162
--------------------------------------------------------------------------------------------------
2 months interest on 100% of the prepaid
principal balance
--------------------------------------------------------------------------------------------------
     1 year                                            2                       $639,729
--------------------------------------------------------------------------------------------------
    3 years                                            18                     $4,059,708
--------------------------------------------------------------------------------------------------
2 months interest on 66% of the prepaid
principal balance
--------------------------------------------------------------------------------------------------
    1 year                                             5                      $2,439,709
--------------------------------------------------------------------------------------------------
    3 years                                            58                    $20,840,871
--------------------------------------------------------------------------------------------------
2 months interest on 80% of the prepaid
principal balance
--------------------------------------------------------------------------------------------------
    3 years                                            1                       $196,656
--------------------------------------------------------------------------------------------------
3 months interest on 100% of the prepaid
principal balance
--------------------------------------------------------------------------------------------------
    1 year                                             30                    $11,270,271
--------------------------------------------------------------------------------------------------
    3 years                                            14                     $3,582,240
--------------------------------------------------------------------------------------------------
5% of the prepaid principal balance
--------------------------------------------------------------------------------------------------
    3 years                                            1                       $195,997
--------------------------------------------------------------------------------------------------
6 months interest on 80% of the prepaid
principal balance
--------------------------------------------------------------------------------------------------
    1/2 year                                           2                       $816,487
--------------------------------------------------------------------------------------------------
    1 year                                            871                    $417,121,904
--------------------------------------------------------------------------------------------------
    2 1/2 years                                          1                       $265,052
--------------------------------------------------------------------------------------------------
    3 years                                          2,252                   $824,568,902
--------------------------------------------------------------------------------------------------
No prepayment charge                                  413                    $186,929,431
--------------------------------------------------------------------------------------------------
Total                                                3,762                  $1,502,643,799
--------------------------------------------------------------------------------------------------

                                       92